Investment Company Act Registration No. 811-4010
                                         Securities Act Registration No. 2-90810

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 31 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                                Amendment No. 32

                        (Check appropriate box or boxes)

                              MONTEREY MUTUAL FUND
               (Exact name of registrant as specified in charter)

    1299 Ocean Avenue, Suite 210
      Santa Monica, CA 90401                                    90401
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including Area Code (310) 393-1424

                       Joseph Lloyd McAdams, Jr., Chairman
                              Monterey Mutual Fund
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401
                     (Name and address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

        It is proposed that this filing become effective (check appropriate box)

        [ ]    immediately upon filing pursuant to paragraph (b)

        [X]    on  March 31, 2000 pursuant to paragraph (b)

        [ ]    60 days after filing pursuant to paragraph (a)(1)

        [ ]    on (date) pursuant to paragraph (a)(1) of rule 485

        [ ]    75 days after filing pursuant to paragraph (a)(2)

        [ ]    on  (date)  pursuant to paragraph (a)(2) of rule 485

        If appropriate, check the following box:


        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    THE PIA
                                   BOND FUNDS

                          (MONTEREY MUTUAL FUND LOGO)


                              P R O S P E C T U S
                                 MARCH 31, 2000



                              P R O S P E C T U S
                                 MARCH 31, 2000



                               THE PIA BOND FUNDS



 The PIA Bond Funds are three no load mutual funds in the Monterey Mutual Fund family.



                            The PIA Bond Funds are:
                   PIA Short-Term Government Securities Fund
                           PIA Total Return Bond Fund
                              PIA Global Bond Fund



         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       PIA Bond Funds invest and the services they offer to shareholders.


                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970


         The PIA Bond Funds are distributed by Syndicated Capital, Inc.


                               TABLE OF CONTENTS

                                                                            Page

Questions Every Investor Should Ask Before
  Investing in the PIA Bond Funds                                             1
Fees and Expenses                                                             5
Investment Objective, Strategies and Risks                                    7
Management of the Funds                                                       9
The Funds' Share Price                                                       11
Purchasing Shares                                                            12
Redeeming Shares                                                             14
Exchanging Shares                                                            17
Dividends, Distributions and Taxes                                           18
Financial Highlights                                                         19



                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                        INVESTING IN THE PIA BOND FUNDS


1. WHAT ARE THE FUNDS' GOALS?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND

   The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   PIA TOTAL RETURN BOND FUND

   The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market.

   PIA GLOBAL BOND FUND

   The Global Bond Fund seeks a high level of current income through investing in bonds denominated in U.S. dollars and other currencies.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


   Each of the PIA Bond Funds invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences among the PIA Bond Funds.


                                          SHORT-TERM     GLOBAL   TOTAL RETURN
                                          GOVERNMENT      BOND        BOND
                                             FUND         FUND        FUND
                                             ----         ----        ----
   1.  Is investing in U.S.                   Yes         Yes          Yes
       Government securities
       a primary investment strategy?

   2.  Is investing in debt securities        No          Yes          No
       issued by foreign government
       entities or international
       organizations supported by
       governmental entities a
       primary investment strategy?

   3.  Is investing in debt securities        No          Yes          Yes
       issued by U.S. corporations a
       primary investment strategy?

   4.  Is investing in mortgage-backed        Yes         Yes          Yes
       or asset-backed securities
       a primary investment strategy?


   The PIA Bond Funds also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Global Bond Fund may invest in securities rated lower than A but will not hold more than 5% of its assets in securities that aren't rated investment grade (at least BBB or Baa) by a nationally recognized rating agency. The Total Return Bond Fund also may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.



   The weighted average duration of the portfolios of the PIA Bond Funds will differ. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the PIA Bond Funds will range as follows:


                                                 SHORT END           LONG END
                                                 ---------           --------
      Short-Term Government Fund                  6 months            3 years
      Total Return Bond Fund                       1 year            10 years
      Global Bond Fund                             1 year            10 years


   In selecting investments for the PIA Bond Funds, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund's portfolio. Each Fund's annual portfolio turnover rate may exceed 100%.


3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?


   Investors in the PIA Bond Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:


   O MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons.


   O INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.


   O CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.


   O  PREPAYMENT RISK:   Issuers of securities held by a Fund may be able to
prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.


   O RISKS ASSOCIATED WITH MORTGAGE-BACK SECURITIES: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

   O LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.


   O NON-DIVERSIFICATION RISK: The Total Return Bond Fund and the Global Bond Fund are non-diversified investment companies. As such they will invest in fewer securities than diversified investment companies and their performance may be more volatile. If the securities in which these Funds invest perform poorly, the Funds could incur greater losses than they would had they invested in a greater number of securities.



   O CURRENCY RISK: The U.S. dollar value of foreign securities traded in foreign currencies (and any interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a Fund.



   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the PIA Bond Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.



   Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Bond Funds.


4. HOW HAVE THE FUNDS PERFORMED?


   The bar charts and tables that follow provide some indication of the risks of investing in the PIA Bond Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index with respect to the Short-Term Government Fund and the Total Return Bond Fund and the performance of the Lehman Brothers U.S. Government Bond Index with respect to the Global Bond Fund. Please remember that a Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1995                  8.04%
                           1996                  6.83%
                           1997                  6.74%
                           1998                  6.77%
                           1999                  2.74%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 3.21% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.11% (quarter ended June 30, 1999).



AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                  PAST YEAR      PAST 5 YEARS            FUND (APRIL 22, 1994)
------------------------------------------                  ---------      ------------       -------------------------------
PIA Short-Term Government Securities Fund                     2.74%            6.24%                       6.00%
Lehman Brothers 1-3 Year U.S. Government Bond Index*<F1>      2.97%            6.47%                       5.84%


*<F1> The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.

                              PIA GLOBAL BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1998                 10.74%
                           1999                 (5.80%)



Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 7.25% (quarter ended September 30, 1998) and the lowest total return for a quarter was -2.74% (quarter ended March 31, 1999).



AVERAGE ANNUAL TOTAL RETURNS                                          SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)             PAST YEAR           FUND (APRIL 1, 1997)
------------------------------------------             ---------     --------------------------------
PIA Global Bond Fund                                     -5.80%                    3.14%
Lehman Brothers U.S. Government Bond Index*<F2>          -2.23%                    6.40%


*<F2> The Lehman Brothers U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds weighted according to market capitalization.


                           PIA TOTAL RETURN BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                           1999                 (1.02%)

Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 0.53% (quarter ended September 30, 1999) and the lowest total return for a quarter was -1.02% (quarters ended March 31, 1999 and June 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS                                          SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)             PAST YEAR         FUND (SEPTEMBER 1, 1998)
------------------------------------------             ---------     --------------------------------
PIA Total Return Bond Fund                               -1.46%                    1.01%
Lehman Brothers Government/Corporate Bond Index*<F3>     -2.15%                    0.60%

*<F3> The Lehman Brothers Government/Corporate Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC registered corporate debt weighted according to market capitalization.


                               FEES AND EXPENSES


  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Bond Funds.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       SHORT-TERM         TOTAL RETURN           GLOBAL
                                                    GOVERNMENT FUND        BOND FUND           BOND FUND
                                                    ---------------        ---------           ---------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                  No Sales Charge     No Sales Charge     No Sales Charge
   Maximum Deferred Sales Charge (Load)               No Deferred         No Deferred         No Deferred
                                                      Sales Charge        Sales Charge        Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     And Distributions                              No Sales Charge     No Sales Charge     No Sales Charge
   Redemption Fee                                         None                None                None
   Exchange Fee                                           None                None                None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                       0.20%               0.30%               0.40%
   Distribution and/or Service (12b-1) Fees              0.05%               0.00%*               None
   Other Expenses                                        0.22%               0.33%               0.97%
   Total Annual Fund Operating Expenses                  0.47%*<F4>          0.63%*<F4>          1.37%*<F4>



*<F4> EXPENSE REIMBURSEMENTS. Each of the PIA Bond Funds had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. The investment adviser, Pacific Income Advisers, Inc., reimbursed each of the Funds to the extent necessary to insure that the Total Annual Operating Fund Expenses did not exceed the amounts stated below. Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Bond Funds at any time but will not do so prior to November 30, 2000. (The Total Return Bond Fund did not pay any 12b-1 fees during the fiscal year ending November 30, 1999, but in later fiscal years may pay 12b-1 fees in an amount not to exceed on an annual basis 0.25% of its average daily net assets.)



                            FUND                         AMOUNT
                            ----                         ------
                SHORT-TERM GOVERNMENT FUND               0.30%
                TOTAL RETURN BOND FUND                   0.40%
                GLOBAL BOND FUND                         0.51%


EXAMPLE


   This Example is intended to help you compare the cost of investing in the PIA Bond Funds with the cost of investing in other mutual funds.


   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                     ------    -------     -------   --------

   Short-Term Government Fund         $ 48       $151       $263      $  591
   Total Return Bond Fund             $ 64       $202       $351      $  786
   Global Bond Fund                   $139       $434       $750      $1,646


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


   The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. government securities"). This Fund will invest at least 65% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund will invest at least 65% of its net assets in "bonds". The Funds consider a "bond" to be any debt instrument other than a money market debt instrument. The Global Bond Fund seeks a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. This Fund also will invest at least 65% of its net assets in bonds. None of the PIA Bond Funds may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the PIA Bond Funds might not earn income and investors could lose money.


         HOW WE INVEST OUR ASSETS - FIRST WE TARGET PORTFOLIO DURATION

   In assembling each Fund's portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and for each of the Total Return Bond Fund and Global Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser's outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example

  o When the yield curve is relatively steep, our Adviser will tend to increase the Funds' weighted average duration;

  and

  o When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds' weighted average duration.

        HOW WE INVEST OUR ASSETS - NEXT WE ALLOCATE AMONG ASSET CLASSES

PIA SHORT-TERM GOVERNMENT SECURITIES FUND


   The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. Our Adviser may also invest a small portion of this Fund's assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.


PIA TOTAL RETURN BOND FUND

   The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade corporate debt securities. Again our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

   In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) below that of the Lehman Brothers Government/Corporate Bond Index over a full market cycle. The two principal components of risk of a debt security are duration and credit quality.

PIA GLOBAL BOND FUND


   The Global Bond Fund invests primarily in U.S. government securities and securities issued by foreign governments. Because the average dollar-weighted rating of the securities held by the Global Bond Fund will normally be AA or Aa, the Global Bond Fund invests primarily in securities issued by the G-7 nations (United States, Canada, France, Germany, Italy, Japan and the United Kingdom) as well as a handful of other countries like Australia or New Zealand. Our Adviser allocates the Fund's assets among these countries depending on their relative investment attractiveness. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk-adjusted basis other asset classes are more attractive. For example the Fund may invest in investment grade corporate debt securities and debt securities of supranational entities. Supranational entities are entities designated or supported by more than one government. Examples include the World Bank and the Asian Development Bank.


   In allocating this Fund's assets our Adviser emphasizes the intermediate-term economic fundamentals of the various countries in which it invests. While it monitors day-to-day fluctuations in particular currency and bond markets, it does not change country allocations in response to these fluctuations.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

   After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

                               PORTFOLIO TURNOVER


   Our Adviser actively trades each Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.


                                     RISKS


   There are a number of risks associated with the various securities in which the Funds will at times invest. These include:


   O RISKS ASSOCIATED WITH ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because

   O there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security

   O there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates

   O the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.


   O RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.


   O RISKS ASSOCIATED WITH FOREIGN SECURITIES. In addition to currency risk there is often less information publicly available about foreign issuers than U.S. issuers. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.


   O RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Total Return Bond Fund and the Global Bond Fund may invest in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of a Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.


                            MANAGEMENT OF THE FUNDS

             PACIFIC INCOME ADVISERS MANAGES THE FUNDS' INVESTMENTS


   Pacific Income Advisers (the "Adviser") is the investment adviser to each of the PIA Bond Funds. The Adviser's address is:


             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

   The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

          PIA Short-Term Government Securities Fund             0.20%
          PIA Total Return Bond Fund                            0.30%
          PIA Global Bond Fund                                  0.40%

   The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

         THE ADVISER MANAGED THE PIA FIXED INCOME GROUP TRUST WHICH WAS
               THE PREDECESSOR TO THE PIA TOTAL RETURN BOND FUND

   On September 1, 1998 the Total Return Bond Fund acquired all of the portfolio securities, cash and cash equivalents then owned by the PIA Fixed Income Group Trust (the "Trust") in exchange for shares of the Total Return Bond Fund. After the exchange, the Trust liquidated and distributed the shares of the Total Return Bond Fund to its beneficiaries. We are providing historical performance data of the Trust measured against the Lehman Brothers Government/Corporate Bond Index (the "Index"). The Adviser calculated the historical performance data in accordance with the requirements of the Securities and Exchange Commission. Although the Adviser managed the Trust and now manages the Total Return Bond Fund in a manner that in all material respects is equivalent to that of the Trust in regard to policies, objectives, guidelines and restrictions, investors should not consider the performance information to be an indication of future performance of the Total Return Bond Fund. Investors should not rely on the historical performance data when making a decision to invest in the Total Return Bond Fund. The Trust was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected its performance results. The performance information for the Trust assumes that all distributions were reinvested and are net of management fees (which were the only expenses borne by the Trust) equal to 0.45% per annum of average net assets. The performance information for the Index assumes the reinvestment of income.

   The performance information of the Trust and the Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                             ANNUAL RATES OF RETURN

                                           YEARS ENDED DECEMBER 31
                                      1994      1995      1996      1997
                                      ----      ----      ----      ----
       The Trust                    (3.26%)    19.23%    3.49%     9.88%
       The Index*<F5>               (3.51%)    19.24%    2.90%     9.76%

*<F5> The Lehman Brothers Government/Corporate Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC-registered corporate debt weighted according to market capitalization.

                       COMPOUNDED ANNUAL RATES OF RETURN
                     (FOR THE PERIOD ENDED AUGUST 31, 1998)

                    1 YEAR    3 YEARS   5 YEARS   SINCE INCEPTION JUNE 30, 1993
                    ------    -------   -------   -----------------------------
   The Trust        11.49%     8.46%     6.88%                7.20%
   The Index        11.42%     8.27%     6.69%                7.06%

   Please remember that past performance is not necessarily an indication of future performance. The investment return and principal value of an investment in the Total Return Bond Fund will fluctuate, and an investor's proceeds upon redemption may be more or less than the original cost of the shares. If the performance of the Trust had been adjusted to reflect the estimated expenses of the Total Return Bond Fund before reimbursement, the performance would have been lower.

                                DISTRIBUTION FEES

   The Short-Term Government Fund and the Total Return Bond Fund have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows the Short-Term Government Fund and the Total Return Bond Fund to use part of their assets (up to 0.05% of the Short-Term Government Fund's average daily net assets and up to 0.25% of the Total Return Bond Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

   The Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their net asset values. To the extent they do so, their net asset values may change on days when investors cannot purchase or redeem Fund shares.

                               PURCHASING SHARES


HOW TO PURCHASE SHARES FROM THE FUNDS


   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           O   Individual Retirement Accounts and
                 qualified retirement plans                          $  100
           o   Automatic Investment Plan                             $  100
           o   All other accounts                                    $1,000
       B.  EXISTING ACCOUNTS
           O   Dividend reinvestment                             No Minimum
           O   All accounts                                          $   50


   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Funds have additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.


   4. Make your check payable to "Monterey PIA Short-Term Government Securities Fund", "Monterey PIA Total Return Bond Fund" or "Monterey PIA Global Bond Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks.
       AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5.  Send the application and check to:
       Monterey Mutual Funds
       P. O. Box 640284
       Cincinnati, OH  45264

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS


   Some broker-dealers may sell shares of the PIA Bond Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.


   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

   1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

   2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS



   The Funds may reject any share purchase application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.


   The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

   The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

   o  Traditional IRA
   o  Roth IRA

   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund(s)

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o When you purchased shares you did not complete the section of the Purchase Application concerning signature guarantees.

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction and certificates, if any, to:
       Monterey Mutual Funds
       c/o American Data Services, Inc.
       P.O. Box 5536
       Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call American Data Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES BY WRITING CHECKS

                       (SHORT-TERM GOVERNMENT FUND ONLY)

   1. Instruct American Data Services, Inc. that you want the option of redeeming shares of the Short-Term Government Fund by writing checks on your account. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. American Data Services, Inc. will provide you with checks, which are free. Shares represented by certificates cannot be redeemed by writing checks.

   2. You must make your check payable in an amount equal to or larger than $500. Please keep in mind that because the value of your shares of the Short-Term Government Fund fluctuate, you will not know how many shares you are redeeming. Accordingly, you should not try to close your shareholder account by writing a check.

   3. The Short-Term Government Fund may modify or terminate the check writing privilege at any time.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   1. American Data Services, Inc. receives your written request in proper form with all required information.

   2. American Data Services, Inc. receives your authorized telephone request with all required information.

   3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

   For those shareholders who redeem shares by mail or by telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

   1.  The redemption may result in a taxable gain.

   2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

   7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS


   Shares of any of the PIA Bond Funds may be exchanged for shares of



   O   Any other PIA Bond Fund


       Or the following Monterey Mutual Funds

       - Murphy New World Technology Fund
       - Murphy New World Biotechnology Fund
       - Murphy New World Technology Convertibles Fund


at their relative net asset values. Shares of the PIA Bond Funds may not be exchanged for any of the Monterey Investors Funds. (The Monterey Investors Funds are the PIAIncome Fund, the OCM Gold Fund and the PIA Equity Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES

   1. Read this Prospectus and, if applicable, the Prospectus for the Murphy New World Funds.


   2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Bond Funds have the same minimum requirements as the Murphy New World Funds.)


   3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

   O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

   O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years for the Short-Term Government Fund and the period since inception for the Total Return Bond Fund and the Global Bond Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended November 30, 1999 and by other auditors for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                PIA SHORT-TERM GOVERNMENT SECURITIES

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97     11/30/96(1)    11/30/95(1)
                                                                                                          <F6>           <F6>
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $ 10.38        $ 10.26        $ 10.21        $ 10.12        $  9.98
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                                    0.55           0.57           0.61           0.56           0.57
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (0.25)          0.13           0.06           0.19           0.14
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                           0.30           0.70           0.67           0.75           0.71
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Dividends (from net investment income)                  (0.55)         (0.57)         (0.61)         (0.56)         (0.57)
  Distributions (from net realized gains)                 (0.06)         (0.01)         (0.01)         (0.10)          0.00
                                                        -------        -------        -------        -------        -------
Total Distributions                                       (0.61)         (0.58)         (0.62)         (0.66)         (0.57)
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $ 10.07        $ 10.38        $ 10.26        $ 10.21        $ 10.12
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN                                              3.00%          6.99%          6.56%          7.68%          7.50%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                      47,455         56,989         52,912         20,464          3,405
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            0.47%          0.46%          0.55%          1.19%          2.01%
  After expense reimbursement                             0.30%          0.30%          0.30%          0.44%          0.46%
Ratio of Net Investment Income to Average
  Net Assets                                              5.40%          5.51%          5.77%          5.51%          5.71%
Portfolio Turnover Rate                                    110%           138%            63%            22%           164%



(1)<F6>  Based on average shares outstanding.



                                                       PIA TOTAL RETURN BOND

                                                               FOR THE YEAR       FOR THE PERIOD
                                                                  ENDED           9/1/98(1)<F7>
                                                                 11/30/99         THRU 11/30/98
                                                               ------------       -------------
Net Asset Value, Beginning of Period                              $ 20.27             $ 20.00
                                                                  -------             -------
Income from investment operations:
  Net Investment Income                                              1.16                0.27
  Net Realized and Unrealized Gain (Loss) on Investments            (1.31)               0.26
                                                                  -------             -------
Total from Investment Operations                                    (0.15)               0.53
                                                                  -------             -------
Less Distributions:
  Dividends (from net investment income)                            (1.16)              (0.26)
  Distributions (from net realized gains)                           (0.04)               0.00
                                                                  -------             -------
Total Distributions                                                 (1.20)              (0.26)
                                                                  -------             -------
Net Asset Value, End of Period                                    $ 18.92             $ 20.27
                                                                  -------             -------
                                                                  -------             -------

TOTAL RETURN                                                       (0.74%)              2.65%(2)<F8>

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                                29,652              24,944
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                                      0.63%               0.63%(3)<F9>
  After expense reimbursement                                       0.40%               0.40%(3)<F9>
Ratio of Net Investment Income to Average Net Assets                6.06%               5.49%(3)<F9>
Portfolio Turnover Rate                                              104%                 13%


(1)<F7>   Commencement of Operations.
(2)<F8>   Not Annualized.
(3)<F9>   Annualized.


                                                        PIA GLOBAL BOND FUND

                                                                           FOR THE YEARS ENDED
                                                                                                           4/1/97(1)<F10>
                                                                                                                THRU
                                                                      11/30/99            11/30/98            11/30/97
                                                                      --------            --------         --------------
Net Asset Value, Beginning of Period                                   $ 21.31             $ 20.33             $ 20.00
                                                                       -------             -------             -------
Income from investment operations:
  Net Investment Income                                                   0.90                0.99                0.50
  Net Realized and Unrealized Gain (Loss) on Investments                 (1.89)               1.03                0.32
                                                                       -------             -------             -------
Total from Investment Operations                                         (0.99)               2.02                0.82
                                                                       -------             -------             -------
Less Distributions:
  Dividends (from net investment income)                                 (0.96)              (1.04)              (0.49)
  Distributions (from net realized gains)                                (0.12)               0.00                0.00
                                                                       -------             -------             -------
Total Distributions                                                      (1.08)              (1.04)              (0.49)
                                                                       -------             -------             -------
Net Asset Value, End of Period                                         $ 19.24             $ 21.31             $ 20.33
                                                                       -------             -------             -------
                                                                       -------             -------             -------

TOTAL RETURN                                                            (4.78%)             10.23%               4.15%(2)<F11>

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                                      5,711               6,058               5,585
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                                           1.37%               1.38%               2.05%(3)<F12>
  After expense reimbursement                                            0.51%               0.52%               0.51%(3)<F12>
Ratio of Net Investment Income to Average Net Assets                     4.68%               4.80%               4.71%(3)<F12>
Portfolio Turnover Rate                                                    86%                177%                 82%


(1)<F10>  Commencement of Operations.
(2)<F11>  Not Annualized.
(3)<F12>  Annualized.


   To learn more about the PIA Bond Funds you may want to read the PIA Bond Funds' Statement of Additional Information (or "SAI") which contains additional information about the PIA Bond Funds. The PIA Bond Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.



   You also may learn more about the PIA Bond Funds' investments by reading the PIA Bond Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA Bond Funds during their last fiscal year.


   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-251-1970.


   Prospective investors and shareholders who have questions about the PIA Bond Funds may also call the following number or write to the following address.


                               Monterey Mutual Fund
                                 1299 Ocean Avenue
                                     Suite 210
                              Santa Monica, CA  90401
                                  1-800-251-1970


   The general public can review and copy information about the PIA Bond Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the PIA Bond Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


                             Public Reference Section
                        Securities and Exchange Commission
                            Washington, D.C. 20549-6009


   Please refer to the PIA Bond Funds' Investment Company Act File No. 811-04010 when seeking information about the PIA Bond Funds from the Securities and Exchange Commission.





                                  THE MONTEREY
                                INVESTORS FUNDS

                          (MONTEREY MUTUAL FUND LOGO)


                              P R O S P E C T U S
                                 MARCH 31, 2000



                              P R O S P E C T U S
                                 MARCH 31, 2000


                          THE MONTEREY INVESTORS FUNDS

The Monterey Investors Funds are three mutual funds in the Monterey Mutual Fund family.

                       The Monterey Investors Funds are:


                                PIA Income Fund
                   (formerly Camborne Government Income Fund)


                                 OCM Gold Fund

                                PIA Equity Fund

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the Monterey Investors Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

    The Monterey Investors Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page
Questions Every Investor Should Ask Before
  Investing in the Monterey Investors Funds                                    1
Fees and Expenses                                                              6
Investment Objective, Strategies and Risks                                     8
Management of the Funds                                                       11
The Funds' Share Price                                                        12
Purchasing Shares                                                             13
Redeeming Shares                                                              14
Exchanging Shares                                                             17
Dividends, Distributions and Taxes                                            18
Financial Highlights                                                          18

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                   INVESTING IN THE MONTEREY INVESTORS FUNDS

1. WHAT ARE THE FUNDS' GOALS?


   PIA INCOME FUND



   The PIA Income Fund seeks growth of capital, whether over the short or long-term, income and preservation of capital. The PIA Income Fund primarily invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


   OCM GOLD FUND

   The Gold Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

   PIA EQUITY FUND


   The PIA Equity Fund seeks long-term growth of capital. The PIA Equity Fund primarily invests in common stocks of U.S. companies.


2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


   PIA INCOME FUND



   The PIA Income Fund invests primarily in U.S. Government securities, although it may also invest in other debt securities rated at least A by a nationally recognized rating agency. The PIA Income Fund will


   o increase the proportion of its assets in U.S. Government securities when the yield differential between U.S. Government securities and other debt securities narrow

   o decrease the proportion of its assets in U.S. Government securities when the yield differential between U.S. Government securities and other debt securities increases

   (Normally U.S. Government securities will have lower yields than other debt securities having identical maturities.)


   The PIA Income Fund will allocate its assets between longer and shorter term securities based on its investment adviser's outlook on changes in the yield curve. When the yield curve is relatively steep, the PIA Income Fund's portfolio will likely consist of securities having longer than average maturities. When the yield curve is flat or inverted, the PIA Income Fund's portfolio will likely consist of securities having shorter than average maturities. The PIA Income Fund's investment adviser actively trades its portfolio. The PIA Income Fund's annual portfolio turnover rate may exceed 100%.


   OCM GOLD FUND

   The Gold Fund mainly invests in common stocks. The Gold Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in

   o Major gold producers, intermediate gold producers and junior gold producers

   o  Exploration and development companies

   o  Producers of other precious metals

   o  Royalty companies

   PIA EQUITY FUND


   The PIA Equity Fund primarily invests in common stocks of U.S. companies.
The PIA Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:


   o  relative price earnings ratio less than that anticipated in the future

   o  relative dividend yield greater than that anticipated in the future

   o  increasing returns on equity

   o  increasing operating margins

   o  below average debt to equity ratio


   The PIA Equity Fund's investment adviser actively trades its portfolio. The PIA Equity Fund's annual portfolio turnover rate may exceed 100%.


3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?


   PIA INCOME FUND



   Investors in the PIA Income Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:


   O MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons.


   O INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. The Fund may invest in zero coupon U.S. Treasury securities which are generally subject to greater fluctuation in value due to changing interest rates than debt obligations which pay interest currently. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.


   O CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   O PREPAYMENT RISK: Issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.


   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.



   Because of these risks, prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Income Fund.


   GOLD FUND

   Investors in the Gold Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.


   O SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Gold Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


   O PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals have declined in recent years adversely affecting the market prices of the securities of gold and precious metals producers.

   O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.


   O FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.


   Currency Risk:  The U.S. dollar value of foreign securities traded in
   --------------
foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   Country Risk:  Political, social or economic events in a country may
   -------------
adversely affect the Fund's investments in the country.

   Regulation Risk:  Investors in a foreign securities market may not be
   ----------------
afforded the same protections as investors in U.S. securities markets. Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

   Liquidity Risk:  Foreign securities markets tend to have less trading volume
   ---------------
and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.


   Because of these risks the Gold Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Gold Fund.


   PIA EQUITY FUND


   Investors in the PIA Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:


   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.


   O SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


   O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.


   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.



   Because of these risks the PIA Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Equity Fund.


4. HOW HAVE THE FUNDS PERFORMED?


   The bar charts and tables that follow provide some indication of the risks of investing in the Monterey Investors Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the Lehman Brothers U.S. Government Bond Index with respect to the PIA Income Fund, the Standard & Poor's Composite Index of 500 Stocks with respect to the OCM Gold Fund and the PIA Equity Fund, and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index") with respect to the OCM Gold Fund. Please remember that a Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.



                                PIA INCOME FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                           1993                 12.25%
                           1994                 (3.37%)
                           1995                 16.51%
                           1996                  1.71%
                           1997                 11.13%
                           1998                  8.06%
                           1999                 (2.46%)



Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 5.27% (quarter ended June 30, 1995) and the lowest total return for a quarter was -3.15% (quarter ended March 31, 1994). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                PAST YEAR        PAST 5 YEARS      SINCE NOVEMBER 1, 1992*<F1>
------------------------------------------                ---------        ------------      ---------------------------
PIA Income Fund**<F2>                                       -6.84%            5.69%                     5.47%
Lehman Brothers U.S. Government Bond Index***<F3>           -2.23%            7.43%                     6.33%


  *<F1> The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
 **<F2>   These results reflect the maximum sales charge of 4.50%.
***<F3> The Lehman Brothers U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds weighted according to market capitalization.

                               OCM GOLD FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1997                (37.50%)
                           1998                 (6.73%)
                           1999                 (2.47%)



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 19.60% (quarter ended September 30, 1999) and the lowest total return for a quarter was -39.71% (quarter ended December 31, 1998). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)             PAST YEAR       SINCE DECEMBER 13, 1996*<F4>
------------------------------------------             ---------       ----------------------------
OCM Gold Fund**<F5>                                      -6.86%                   17.99%
S&P 500***<F6>                                           21.04%                   27.56%
XAU Index****<F7>                                         6.47%                  -15.61%



   *<F4> The Fund's investment adviser, Orrell and Company, Inc., became investment adviser on this date.
  **<F5>   These results reflect the maximum sales charge of 4.50%.
 ***<F6> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
****<F7> The XAU Index is a capitalization-weighted index featuring eleven widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.


                                PIA EQUITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1997                 19.44%
                           1998                 (4.62%)
                           1999                 26.39%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 34.45% (quarter ended December 31, 1999) and the lowest total return for a quarter was -20.57% (quarter ended September 30, 1998). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)        PAST YEAR       SINCE DECEMBER 13, 1996*<F8>
------------------------------------------        ---------       ----------------------------
PIA Equity Fund**<F9>                               20.70%                   9.53%
S&P 500                                             21.04%                  27.56%


  *<F8> The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
 **<F9>   These results reflect the maximum sales charge of 4.50%.

                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Monterey Investors Funds.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    PIA                 OCM                 PIA
                                                                INCOME FUND          GOLD FUND          EQUITY FUND
                                                                -----------          ---------          -----------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a percentage
     of offering price)                                            4.50%               4.50%               4.50%
   Maximum Deferred Sales Charge (Load)                         No Deferred         No Deferred         No Deferred
                                                                Sales Charge        Sales Charge        Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     And Distributions                                        No Sales Charge     No Sales Charge     No Sales Charge
   Redemption Fee                                                   None                None                None
   Exchange Fee                                                     None                None                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees                                                 0.40%               1.00%               1.00%
   Distribution and/or Service (12b-1) Fees                        0.35%               0.99%               0.25%
   Other Expenses                                                  6.00%               1.03%               4.11%
   Total Annual Fund Operating Expenses                            6.75%*<F10>         3.02%*<F10>         5.36%*<F10>



*<F10> Each of the PIA Income Fund, OCM Gold Fund and the PIA Equity Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. The investment advisers to each of the Monterey Investors Funds reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed the following amounts:



               FUND              AMOUNT            INVESTMENT ADVISER
               ----              ------            ------------------
          PIA INCOME FUND        1.10%       PACIFIC INCOME ADVISERS, INC.
           OCM GOLD FUND         2.44%          ORRELL AND COMPANY, INC.
          PIA EQUITY FUND        1.80%       PACIFIC INCOME ADVISERS, INC.



Pacific Income Advisers, Inc. and Orrell and Company, Inc. may discontinue reimbursing the Monterey Investors Funds at any time but will not do so prior to November 30, 2000.



Total Annual Fund Operating Expenses and Distribution and/or Service 12b-1 Fees for the PIA Income Fund have been restated to reflect higher 12b-1 Fees taking effect April 1, 2000. The actual Total Annual Fund Operating Expenses and Distribution and/or Service 12b-1 Fees for the PIA Income Fund in its most recent fiscal year were 6.50% and 0.10%, respectively.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------


PIA Income Fund                 $1,089       $2,334      $3,535      $6,359
OCM Gold Fund                     $741       $1,341      $1,965      $3,636
PIA Equity Fund                   $961       $1,977      $2,986      $5,478


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


PIA INCOME FUND



   The PIA Income Fund seeks growth of capital, whether over the short or long-term, income and preservation of capital. The PIA Income Fund invests primarily (65% or more of its net assets) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The PIA Income Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the PIA Income Fund might not appreciate and investors may lose money.


                             HOW WE INVEST OUR ASSETS


   FIRST, WE TARGET PORTFOLIO DURATION. The weighted average duration of the PIA Income Fund will range from 1 to 10 years. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.



   The actual duration for the PIA Income Fund will depend on the outlook of our investment adviser, Pacific Income Advisers, Inc. ("PIA"), on the shapes of the yield curves of fixed income securities. PIA maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, PIA will have the PIA Income Fund invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example.



   o When yield curve is relatively steep, PIA will tend to increase the PIA Income Fund's weighted average duration;


   and


   o When yield curve is flat or inverted, PIA will tend to decrease the PIA Income Fund's weighted average duration.



   NEXT, WE ALLOCATE AMONG ASSET CLASSES. The PIA Income Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("U.S. government securities"). However it may also invest in corporate debt securities rated A or better by a nationally recognized rating agency. When the yield differential between government and non-government sectors is narrow, PIA will in most situations structure the Fund's portfolio so that substantially all of the PIA Income Fund's assets are invested in U.S. government securities. Conversely, when the differential is high, PIA might invest up to a third of the PIA Income Fund's assets in corporate debt securities.



   FINALLY, WE SELECT INDIVIDUAL SECURITIES. After having determined the target duration and allocation between asset classes, PIA looks for the most attractive yields in the asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. PIA will attempt to take advantage of the yield differentials among sectors.


                                PORTFOLIO TURNOVER


   PIA actively trades the PIA Income Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. The PIA Income Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the PIA Income Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the PIA Income Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the PIA Income Fund's shareholders of increased taxes on realized gains. Distributions to the PIA Income Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.


OCM GOLD FUND

   The Gold Fund seeks long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Gold Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Gold Fund might not appreciate and investors may lose money.


   The Gold Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Gold Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Gold Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Gold Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


                             HOW WE INVEST OUR ASSETS

   In investing the Gold Fund's assets, our investment adviser, Orrell Capital Management ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values.
Because of OCM's emphasis on gold's monetary value, the Gold Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

   In addition to investing in common stocks of major gold producers, the Gold Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Gold Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Gold Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.

   OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

   o  sales and earnings growth

   o  the extent of ore holdings

   o  efficiency of mining operations

   o  melting and refinery costs

   o  capital adequacy to maintain and expand operations

   The Gold Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                                PORTFOLIO TURNOVER


   The Gold Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Gold Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Gold Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Gold Fund's shareholders of increased taxes on realized gains. Distributions to the Gold Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.


                                     RISKS

   There are a number of risks associated with an investment in the Gold Fund. These include:

   O ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: Our Adviser primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

   O CONCENTRATION RISK: Because the Gold Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Gold Fund than it would if the Gold Fund invested in a number of different industries.

   O SOUTH AFRICAN RISKS: The Gold Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

PIA EQUITY FUND


   The PIA Equity Fund seeks long-term growth of capital. This Fund will invest at least 65% of its net assets in equity securities. The PIA Equity Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the PIA Equity Fund might not appreciate and investors may lose money.



   The PIA Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the PIA Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The PIA Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the PIA Equity Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


                             HOW WE INVEST OUR ASSETS


   In investing the PIA Equity Fund's assets, PIA looks for seasoned smaller companies having a market capitalization of $4 billion or less. PIA is a "bottom up" investor. This means it bases investment decisions on company specific factors. PIA looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:


   o  relative price earnings ratio less than that anticipated in the future

   o  relative dividend yield greater than anticipated in the future

   o  increasing returns on equity

   o  increasing operating margins

   o  below average debt to equity ratio.


   PIA may invest in stocks in any industry. The PIA Equity Fund sells stocks when PIA believes that either the stock's price reflects the company's longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.


                               PORTFOLIO TURNOVER


   PIA actively trades the PIA Equity Fund's portfolio. The PIA Equity Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the PIA Equity Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the PIA Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the PIA Equity Fund's shareholders of increased taxes on realized gains. Distributions to the PIA Equity Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.


                              MANAGEMENT OF THE FUNDS


           PACIFIC INCOME ADVISERS, INC. MANAGES THE INVESTMENTS OF THE
                      PIA INCOME FUND AND THE PIA EQUITY FUND



   Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the PIA Income Fund and the PIA Equity Fund. PIA's address is:


               1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401


   PIA has been in business since 1987. As the investment adviser to the PIA Income Fund and the PIA Equity Fund, PIA manages the investment portfolio of each of these Funds. It makes the decisions as to which securities to buy and which securities to sell. The PIA Income Fund pays PIA an annual investment advisory fee equal to 0.4% of its average net assets, and the PIA Equity Fund pays PIA an annual investment advisory fee equal to 1.0% of its average net assets. The investment advisory fee paid by the PIA Equity Fund is lower at various asset levels.



   The day-to-day management of the portfolios of the PIA Income Fund and the PIA Equity Fund is conducted by a committee of employees of PIA.



           ORRELL CAPITAL MANAGEMENT MANAGES THE GOLD FUND'S INVESTMENTS



   Orrell Capital Management, a division of Orrell and Company, Inc. ("OCM"), is the Gold Fund's investment adviser. OCM's address is:


            6601 Koll Center Parkway, Suite 132, Pleasanton, CA  94566

   OCM has been in business since 1984. As the investment adviser to the Gold Fund, OCM manages the investment portfolio for the Gold Fund. It makes the decisions as to which securities to buy and which securities to sell. The Gold Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

   Gregory M. Orrell is primarily responsible for the day-to-day management of the Gold Fund's portfolio. He is the Gold Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

                                 DISTRIBUTION FEES


   The Funds have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows a Fund to use part of the Fund's assets (up to 0.25% of the average daily net assets of the PIA Equity Fund, up to 0.35% of the average daily net assets of the PIA Income Fund and up to 0.99% of the average daily net assets of the Gold Fund) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                              THE FUNDS' SHARE PRICE

   The price at which investors purchase shares of the Monterey Investors Funds is called its offering price. The price at which shareholders redeem shares of the Monterey Investors Funds is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

   The Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their net asset values. To the extent they do so, their net asset values may change on days when investors cannot purchase or redeem Fund shares.

                                   SALES CHARGES

   The following table shows the amount of the sales charge you would pay when you purchase shares of the Monterey Investors Funds:

                                 SALES CHARGE AS A PERCENTAGE OF

AMOUNT OF PURCHASE           OFFERING PRICE         AMOUNT INVESTED
------------------           --------------         ---------------
Less than $100,000               4.50%                   4.71%
$100,000 to $249,999             3.00%                   3.09%
$250,000 to $499,999             2.50%                   2.56%
$500,000 to $999,999             2.00%                   2.04%
$1,000,000 or more                None                    None

                             REDUCING THE SALES CHARGE


   You may be able to reduce or waive the sales charges on your Monterey Investors Funds purchases through an "accumulation right" or through a statement of intent. Your broker or the distributor can explain to you how the accumulation right and the statement of intent operate.


                             NET ASSET VALUE PURCHASE

   You may purchase shares of the Monterey Investors Funds at net asset value (without a sales charge) if you:

   O   Invest $1,000,000 or more in the Monterey Investors Funds.

   O Purchase Monterey Investors Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.

   O Purchase Monterey Investors Fund shares in an amount not exceeding the amount of Monterey Investors Fund shares which you previously owned and redeemed.

   O   Or members of your family are:

       a.  Officers or trustees of Monterey Mutual Funds


       b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any Monterey Mutual Fund.


   o  Are a publisher or subscriber to certain investment advisory newsletters.

   o  An investment adviser investing on behalf of your discretionary accounts.

                               PURCHASING SHARES


HOW TO PURCHASE SHARES FROM THE FUNDS


   1.  Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           O   Individual Retirement Accounts and
                 qualified retirement plans                            $  100
           o   Automatic Investment Plan                               $  100
           o   All other accounts                                      $1,000
       B.  EXISTING ACCOUNTS
           o  Dividend reinvestment                                No Minimum
           o  All accounts                                                $50


   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Funds have additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.



   4. Make your check payable to "Monterey PIA Income Fund", "Monterey OCM Gold Fund", or "Monterey PIA Equity Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash or third party checks. AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


   5.  Send the application and check to:
       Monterey Mutual Funds
       P.O. Box 640284
       Cincinnati, OH  45264-0284

PURCHASING SHARES FROM SELECTED DEALERS

   You may purchase shares of the Monterey Investors Funds through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Funds. The Selected Dealers may charge fees to their customers for the services they provide them.

   If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Funds will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


   The Funds may reject any share purchase application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Selected Dealer which has an agreement with the Funds.


   The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

   The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

   o  Traditional IRA
   o  Roth IRA

   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                 REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund(s)

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o When you purchased shares you did not complete the section of the Purchase Application concerning signature guarantees.

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction and certificates to:
       Monterey Mutual Funds
       c/o American Data Services, Inc.
       P.O. Box 5536
       Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call American Data Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUNDS, PIA OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

   You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Funds will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Funds will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   1. American Data Services, Inc. receives your written request in proper form with all required information.

   2. American Data Services, Inc. receives your authorized telephone request with all required information.

   3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures and promptly forwards your redemption request to American Data Services, Inc.

   For those shareholders who redeem shares by mail or telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

   1.  The redemption may result in a taxable gain.

   2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

   7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   8. The Funds may pay redemption requests "in kind". This means that the Funds will pay redemption requests entirely or partially with securities rather than cash.

                                 EXCHANGING SHARES

ELIGIBLE FUNDS

   Shares of any of the Monterey Investors Funds may be exchanged for shares of

   O   Any other Monterey Investors Fund

   O   Or the following Monterey Mutual Funds
       - PIA Short-Term Government Securities Fund
       - PIA Global Bond Fund
       - PIA Total Return Bond Fund
       - Murphy New World Technology Fund
       - Murphy New World Biotechnology Fund
       - Murphy New World Technology Convertibles Fund

at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES


   1. Read this Prospectus and, if applicable, the Prospectus for the PIA Bond Funds or the Murphy New World Funds.



   2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Bond Funds and the Murphy New World Funds have the same minimum requirements as the Monterey Investors Funds.)


   3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   The PIA Income Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. Each of the Gold Fund and the PIA Equity Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:


   O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

   O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, each of our investment advisers considers the tax effects of its investment decisions to be of secondary importance.

                               FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended November 30, 1999 and by other auditors for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                          PIA INCOME FUND

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                       --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period                    $ 14.28        $ 14.00        $ 13.59        $ 13.88        $ 12.76
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                                    0.81           0.87           0.89           0.73           0.81
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (0.97)          0.31           0.38          (0.28)          1.12
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                          (0.16)          1.18           1.27           0.45           1.93
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Distributions (from net investment income)              (0.81)         (0.90)         (0.86)         (0.74)         (0.81)
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $ 13.31        $ 14.28        $ 14.00        $ 13.59        $ 13.88
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN(1)<F11>                                     (1.15%)         8.68%          9.70%          3.42%         15.56%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                         867          1,022            961          1,293            947
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            6.50%          4.73%          6.98%          5.68%          5.73%
  After expense reimbursement                             1.10%          1.10%          1.10%          1.07%          1.10%
Ratio of Net Investment Income to
  Average Net Assets                                      5.88%          6.15%          6.53%          5.35%          6.04%
Portfolio Turnover Rate                                    103%           122%           111%           129%            91%



(1)<F11>  Total return does not reflect sales loads charged by the PIA Income
          Fund.



                                                       OCM GOLD FUND(1)<F12>

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97     11/30/96(2)    11/30/95(2)
                                                                                                         <F13>           <F13>
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $  4.98        $  5.09        $  8.29        $  5.91        $  5.87
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Loss                                     (0.04)         (0.03)         (0.09)         (0.15)         (0.09)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (0.19)         (0.08)         (3.11)          2.53           0.13
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                          (0.23)         (0.11)         (3.20)          2.38           0.04
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $  4.75        $  4.98        $  5.09        $  8.29        $  5.91
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN(3)<F14>                                     (4.62%)        (2.16%)       (38.60%)        40.27%          0.68%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                      11,799          8,251          1,627          1,531            421
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            3.02%          3.32%          5.78%          6.15%         12.52%
  After expense reimbursement                             2.44%          2.44%          2.44%          2.37%          2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                     (1.03%)        (0.96%)        (1.60%)        (1.72%)        (1.57%)
Portfolio Turnover Rate                                      9%             2%            18%            36%            16%



(1)<F12> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Gold Fund.
(2)<F13>  Based on average shares outstanding.
(3)<F14>  Total return does not reflect sales loads charged by the Gold Fund.



                                                      PIA EQUITY FUND(1)<F15>

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97     11/30/96(2)    11/30/95(2)
                                                                                                         <F16>           <F16>
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $ 17.54        $ 20.79        $ 19.63        $ 15.36        $ 11.12
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Loss                                      0.05           0.06          (1.21)         (0.37)         (0.24)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         1.83          (0.91)          3.05           4.64           4.48
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                           1.88          (0.85)          1.84           4.27           4.24
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Distributions (from net investment income)              (0.08)          0.00           0.00           0.00           0.00
  Distributions (from net realized gains)                 (1.66)         (2.40)         (0.68)          0.00           0.00
                                                        -------        -------        -------        -------        -------
Total Distributions                                       (1.74)         (2.40)         (0.68)          0.00           0.00
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $ 17.68        $ 17.54        $ 20.79        $ 19.63        $ 15.36
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN(3)<F17>                                     12.07%         (4.86%)         9.96%         27.80%         38.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                       2,072          2,257          2,777            715            526
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            5.36%          3.21%          6.71%         11.73%         11.44%
  After expense reimbursement                             1.80%          2.14%          2.43%          2.25%          2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                      0.30%          0.23%         (0.06%)        (2.07%)        (2.21%)
Portfolio Turnover Rate                                    276%           135%           140%            41%            24%



(1)<F15> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the PIA Equity Fund.
(2)<F16>   Based on average shares outstanding.
(3)<F17>   Total return does not reflect sales loads charged by the PIA Equity
           Fund.


   To learn more about the Monterey Investors Funds you may want to read the Monterey Investors Funds' Statement of Additional Information (or "SAI") which contains additional information about the Monterey Investors Funds. The Monterey Investors Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about Monterey Investors Funds' investments by reading the Monterey Investors Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Monterey Investors Funds during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-251-1970.

   Prospective investors and shareholders who have questions about the Monterey Investors Funds may also call the following number or write to the following address.

                               Monterey Mutual Fund
                                 1299 Ocean Avenue
                                     Suite 210
                              Santa Monica, CA  90401
                                  1-800-251-1970


   The general public can review and copy information about the Monterey Investors Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Monterey Investors Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


                             Public Reference Section
                        Securities and Exchange Commission
                            Washington, D.C. 20549-6009

   Please refer to the Monterey Investors Funds' Investment Company Act File No., 811-04010, when seeking information about the Monterey Investors Funds from the Securities and Exchange Commission.




                                 THE MURPHY NEW
                                  WORLD FUNDS

                          (MONTEREY MUTUAL FUND LOGO)


                              P R O S P E C T U S
                                 MARCH 31, 2000



                              P R O S P E C T U S
                                 MARCH 31, 2000


                           THE MURPHY NEW WORLD FUNDS

The Murphy New World Funds are three no load mutual funds in the Monterey Mutual
                                  Fund family.

                        The Murphy New World Funds are:

                        Murphy New World Technology Fund
                      Murphy New World Biotechnology Fund
                 Murphy New World Technology Convertibles Fund

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the Murphy New World Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
        if this Prospectus is Accurate or Complete.  Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 669-1156

     The Murphy New World Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page
Questions Every Investor Should Ask Before
  Investing in the Murphy New World Funds                                     1
Fees and Expenses                                                             5
Investment Objective, Strategies and Risks                                    6
Management of the Funds                                                       7
The Funds' Share Price                                                        8
Purchasing Shares                                                             9
Redeeming Shares                                                             11
Exchanging Shares                                                            13
Dividends, Distributions and Taxes                                           14
Financial Highlights                                                         14

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                    INVESTING IN THE MURPHY NEW WORLD FUNDS

1. WHAT ARE THE FUNDS' GOALS?

   MURPHY NEW WORLD TECHNOLOGY FUND

   The Technology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

   MURPHY NEW WORLD BIOTECHNOLOGY FUND

   The Biotechnology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology.

   MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND

   The Convertibles Fund seeks to maximize total return through a combination of capital appreciation and income. The Convertibles Fund invests primarily in convertible securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   Each of the Murphy New World Funds invests in securities of companies that its investment adviser considers to be "technology" companies. The investment adviser broadly defines "technology" to include but not be limited to:

   O   semiconductors and electronic components

   O computers, computer services, computer peripherals and software, multimedia

   O   consumer electronics, electronic games, cable television, Internet

   O   pharmaceuticals, biotechnology, medical devices and instruments

   O   superconductivity, alternative energy and specialty materials

   The Biotechnology Fund differs from the Technology Fund and the Convertibles Fund in that it "concentrates" its investments in the biotechnology sector. This means at least 25% of its assets will be invested in securities of companies in the biotechnology sector. The investment adviser broadly defines "biotechnology" to include but not be limited to:

   O   drug development, production, delivery and distribution

   O   agricultural and industrial biotechnology

   O   genetic sequencing and mapping

   O biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences.

   The Biotechnology Fund and the Technology Fund invest primarily in common stocks. The Convertibles Fund invests primarily in securities convertible into common stocks, such as convertible bonds, debentures and preferred stocks. The Convertibles Fund may invest without limitation in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds."


   The investment adviser bases investment decisions for each of the Murphy New World Funds on company specific factors, not general economic conditions. In selecting investments for the Technology Fund and the Biotechnology Fund, the investment adviser looks for companies that are growing faster than the general market. In selecting investments for the Convertibles Fund, the investment adviser focuses more on a company's ability to meet its debt service obligations than on its growth projection. At any time the Murphy New World Funds may hold both "growth" investments and "value" investments. Each Fund's annual portfolio turnover rate may exceed 100%.


3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

   Investors in the Murphy New World Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.


   O INTEREST RATE RISK: In general, the value of debt securities, including convertible securities, falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in the prices of debt securities.


   O CREDIT RISK: The issuers of debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   O SMALLER CAPITALIZATION COMPANIES RISK: Many of the technology companies in which the Funds invest are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   O TECHNOLOGY COMPANIES RISK: Companies in the technology sectors have unpredictable earnings. Products offered by companies in the technology sectors are subject to risks of obsolescence and intense competition. Many technology companies are subject to extensive government regulation and may be affected by the enforcement of patent, trademark and other intellectual property laws. Securities of technology companies exhibit greater volatility than the overall market.

   O NON-DIVERSIFICATION RISK: Each of the Murphy New World Funds is a non-diversified investment company. As such they will invest in fewer securities than diversified investment companies and their performance may be more volatile. If the securities in which the Funds invest perform poorly, the Funds could incur greater losses than they would have had they invested in a greater number of securities.

   O CONVERTIBLE SECURITIES RISK: Convertible securities are subject to the market risks of common stocks, while also subject to interest rate and credit risks.

   O "JUNK BOND" RISK: "Junk Bonds" or high yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Convertibles Fund to sell a high yield security at the price at which it is being valued for purposes of calculating net asset value.


   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Murphy New World Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.



   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in any of the Murphy New World Funds.


4. HOW HAVE THE FUNDS PERFORMED?

   The bar charts and tables that follow provide some indication of the risks of investing in the Murphy New World Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                        MURPHY NEW WORLD TECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1994                 (2.90%)
                           1995                 42.36%
                           1996                 13.72%
                           1997                (17.30%)
                           1998                 (8.02%)
                           1999                 97.32%



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 47.18% (quarter ended December 31, 1999) and the lowest total return for a quarter was - 27.01% (quarter ended December 31, 1997).



AVERAGE ANNUAL TOTAL RETURNS                                                               SINCE THE INCEPTION DATE OF
(FOR THE PERIODS ENDING DECEMBER 31, 1999)           PAST YEAR         PAST 5 YEARS        THE FUND (OCTOBER 21, 1993)
------------------------------------------           ---------         ------------        ---------------------------
Murphy New World Technology Fund                      97.32%              19.45%                      14.67%
S&P 500*<F1>                                          21.04%              28.51%                      22.83%


*<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                      MURPHY NEW WORLD BIOTECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1997                  0.95%
                           1998                (12.60%)
                           1999                 20.86%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 25.55% (quarter ended September 30, 1997) and the lowest total return for a quarter was - 17.93% (quarter ended December 31, 1997).



AVERAGE ANNUAL TOTAL RETURNS                                     SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  PAST YEAR   DECEMBER 20, 1996*<F2>
------------------------------------------  ---------   ----------------------
Murphy New World Biotechnology Fund          20.86%              3.74%
S&P 500                                      21.04%             26.75%


*<F2> The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.

                 MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                           1997                  1.04%
                           1998                (12.78%)
                           1999                 45.11%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 22.94% (quarter ended December 31, 1999) and the lowest total return for a quarter was - 11.20% (quarter ended September 30, 1998).



AVERAGE ANNUAL TOTAL RETURNS                                     SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)   PAST YEAR   JANUARY 1, 1997*<F3>
-----------------------------------------    ---------   --------------------
Murphy New World Technology Convertibles Fund  45.11%            8.30%
S&P 500                                        21.04%           27.34%


*<F3> The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.

                             FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Murphy New World Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                              TECHNOLOGY FUND      BIOTECHNOLOGY FUND     CONVERTIBLES FUND
                                                              ---------------      ------------------     -----------------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a percentage
     of offering price)                                       No Sales Charge        No Sales Charge       No Sales Charge
   Maximum Deferred Sales Charge (Load)                         No Deferred            No Deferred           No Deferred
                                                                Sales Charge          Sales Charge           Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     And Distributions                                        No Sales Charge        No Sales Charge       No Sales Charge
   Redemption Fee                                                   None                  None                   None
   Exchange Fee                                                     None                  None                   None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                 1.00%                  1.00%                 0.63%
   Distribution and/or Service (12b-1) Fees                        0.25%                  0.25%                 0.25%
   Other Expenses                                                  4.85%                  2.02%                 6.03%
   Total Annual Fund Operating Expenses                            6.10%*<F4>             3.27%*<F4>            6.91%*<F4>



*<F4> Each of the Murphy New World Funds had actual Total Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. The investment adviser, Murphy Investment Management, Inc., reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.99%. Murphy Investment Management, Inc. may discontinue reimbursing the Murphy New World Funds at any time but will not do so prior to November 30, 2000.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Murphy New World Funds with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                     ------     -------     -------    --------
Technology Fund                       $607      $1,800      $2,967      $5,775
Biotechnology Fund                    $330      $1,007      $1,707      $3,567
Convertibles Fund                     $684      $2,014      $3,294      $6,285


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

   The Technology Fund's investment objective is long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities of companies that Murphy Asset Management, Inc. (the "Adviser") believes can produce products or services that provide or benefit from advances in technology. The Biotechnology Fund's investment objective is long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities that the Adviser believes can produce products or services that provide or benefit from advances in biotechnology. The Convertibles Fund's investment objective is to maximize total return through a combination of capital appreciation and income. The Convertibles Fund invests primarily (65% or more of its net assets) in convertible securities of companies the Adviser believes can produce products or services that provide or benefit from advances in technology. None of the Murphy New World Funds may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Murphy New World Funds might not appreciate and investors could lose money.

   Each of the Murphy New World Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Technology Fund and the Biotechnology Fund will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Similarly the Convertibles Fund would not seek capital appreciation when it invests in money market instruments. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


   Our Adviser believes in "bottom up" investing. This means our Adviser bases investment decisions on company specific factors (like new products or changes in management) not general economic conditions (like interest rate changes or general stock market trends). When researching potential investments, our Adviser will, if appropriate:


   o  Attend trade shows

   o  Interview management

   o  Talk with competitors, suppliers and customers

   o  Review public filings and brokerage research


   In managing the Technology Fund and the Biotechnology Fund, our Adviser will look for companies that are growing faster than the general market. Stocks of fast growing technology and biotechnology companies frequently have higher price-earnings ratios than the general market. Our Adviser invests in stocks of companies of all sizes. While our Adviser invests in fast growing companies, it takes a "value" approach to investing. This means it looks for companies that it believes are attractively priced relative to their growth prospects.


   In managing the Technology Fund, our Adviser will rotate investments among the various industries of the technology sector. Our Adviser does so because the various technology industries frequently fall in and out of favor with investors. When an industry is out of favor with investors, the stocks of growing companies in that industry are frequently more attractively priced than stock of companies in the industries that are in favor with investors.

   Our Adviser takes a slightly different approach in managing the Convertibles Fund. Although it uses a "bottom up" investment approach, it focuses more on a company's ability to meet its debt service obligations, than on the company's growth prospects. In selecting investments for the Convertibles Fund our Adviser considers both the attractiveness of the convertible security's yield as well as its conversion feature. Our Adviser will purchase some investments for the Convertibles Fund primarily because of the potential for income and others primarily because of the potential for capital appreciation.

                               PORTFOLIO TURNOVER


   Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.


                                     RISKS

   There are a number of risks associated with the investment practices in which the Murphy New World Funds will at times engage, but which practices are not principal investment strategies. These include:

   O RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. Our Adviser may purchase put or call options on stock indexes to reduce or increase a Fund's equity exposure. If a Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible that there may be times when a market for a Fund's outstanding options does not exist.

   O RISKS ASSOCIATED WITH SHORT SALES. Our Adviser may effect a "short sale" of a security when it thinks that it will decline in value. A Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

   O RISKS ASSOCIATED WITH LEVERAGE. Our Adviser may increase each of the Fund's ownership of securities by purchasing securities with borrowed funds. This speculative investment practice is called "leverage". When a Fund engages in "leverage", its net asset value will tend to increase or decrease more than otherwise would be the case.

                            MANAGEMENT OF THE FUNDS

       MURPHY INVESTMENT MANAGEMENT, INC. MANAGES THE FUNDS' INVESTMENTS.

   Murphy Investment Management, Inc. (the "Adviser") is the investment adviser to each of the Murphy New World Funds. The Adviser's address is:

      2830 North Cabrillo Highway, P.O. Box 308, Half Moon Bay, CA  94019

   As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

                    Murphy New World Biotechnology Fund         1.00%
                    Murphy New World Technology Fund            1.00%
                    Murphy Technology Convertibles Fund         0.625%

The investment advisory fee paid by the Convertibles Fund is lower at various asset levels.

   John Michael Murphy is primarily responsible for the day-to-day management of the portfolios of the Technology Fund and the Convertibles Fund; he is the portfolio manager for these Funds. Mr. Murphy has been President of the Adviser since its organization in 1989. He has also been a portfolio manager since 1973, a securities analyst since 1970, and the president of an investment newsletter publisher since 1981. Gaye Elizabeth Morgenthaler is primarily responsible for the day-to-day management of the Biotechnology Fund's portfolio; she is the portfolio manager for this Fund. She has been an analyst with the Adviser since 1985.

                               DISTRIBUTION FEES

   The Funds have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           O   Individual Retirement Accounts and
               qualified retirement plans                               $  100
           O   Automatic Investment Plan                                $  100
           O   All other accounts                                       $1,000

       B.  EXISTING ACCOUNTS
           O   Dividend reinvestment                                No Minimum
           O   All Accounts                                               $ 50


   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Funds have additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.


   4. Make your check payable to "Monterey Murphy New World Technology Fund," "Monterey Murphy New World Biotechnology Fund" or "Monterey Murphy New World Technology Convertibles Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks. AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5.  Send the application and check to:
       Monterey Mutual Funds
       P.O. Box 640284
       Cincinnati, OH  45264-0284

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Murphy New World Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

   2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


   The Funds may reject any share purchase application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.


   The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

   The Funds offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

   o  Traditional IRA
   o  Roth IRA

   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-669-1156. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:
       o   the name of the Fund(s)
       o   account number(s)
       o   the amount of money or number of shares being redeemed
       o   the name(s) on the account
       o   daytime phone number
       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:
       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
       o The redemption proceeds are to be sent to an address other than the address of record
       o When you purchased shares you did not complete the section of Purchase Application concerning signature guarantees.

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction and certificates, if any, to:
       Monterey Mutual Funds
       c/o American Data Services, Inc.
       P.O. Box 5536
       Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call American Data Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   1. American Data Services, Inc. receives your written request in proper form with all required information.

   2. American Data Services, Inc. receives your authorized telephone request with all required information.

   3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

   For those shareholders who redeem shares by mail or by telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

   1.  The redemption may result in a taxable gain.

   2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

   7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of any of the Murphy New World Funds may be exchanged for shares of

  o  Any other Murphy New World Fund

  o  Or the following Monterey Mutual Funds
     -  PIA Short-Term Government Securities Fund
     -  PIA Global Bond Fund
     -  PIA Total Return Bond Fund


at their relative net asset values. Shares of the Murphy New World Funds may not be exchanged for any of the Monterey Investors Funds (The Monterey Investors Funds are the PIA Income Fund, the OCM Gold Fund and the PIA Equity Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


   1. Read this Prospectus and, if applicable, the Prospectus for the PIA Bond Funds.



   2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Bond Funds have the same minimum requirements as the Murphy New World Funds.)


   3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

   O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

   O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended November 30, 1999 and by other auditors for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                              MURPHY NEW WORLD TECHNOLOGY FUND(1)<F5>

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97     11/30/96(2)    11/30/95(2)
                                                                                                          <F6>           <F6>
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $ 11.64        $ 19.18        $ 20.51        $ 17.81        $ 14.35
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Loss                                     (0.17)         (0.31)         (0.33)         (0.40)         (0.32)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         9.70          (4.77)         (0.40)          4.86           4.19
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                           9.53          (5.08)         (0.73)          4.46           3.87
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Distributions (from net realized gains)                  0.00          (2.46)         (0.60)         (1.76)         (0.41)
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $ 21.17        $ 11.64        $ 19.18        $ 20.51        $ 17.81
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN                                             81.87%        (28.51%)        (3.69%)        26.32%         26.95%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                       2,505          1,016          1,439            886            281
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            6.10%          7.14%          8.13%         10.44%         18.74%
  After expense reimbursement                             1.99%          2.44%          2.44%          2.34%          2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                     (1.32%)        (2.20%)        (1.96%)        (2.06%)        (1.97%)
Portfolio Turnover Rate                                    435%           143%            57%            17%            41%


(1)<F5> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Technology Fund.
(2)<F6>   Based on average shares outstanding.


                                             MURPHY NEW WORLD BIOTECHNOLOGY FUND(1)<F7>

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97       11/30/96     11/30/95(2)
                                                                                                                         <F8>
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $  6.39        $  8.07        $  7.19        $  6.74        $  6.12
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Loss                                      0.00          (0.15)         (0.16)         (0.17)         (0.15)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         1.21          (1.53)         (1.04)          0.62           0.77
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                           1.21          (1.68)          0.88           0.45           0.62
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $  7.60        $  6.39        $  8.07        $  7.19        $  6.74
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN                                             18.94%        (20.82%)        12.24%          6.67%         10.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                       4,658          3,958          2,353            231            400
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            3.27%          3.79%          8.58%         15.28%          9.96%
  After expense reimbursement                             1.99%          2.44%          2.47%          2.65%          2.89%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                      0.02%         (2.11%)        (1.98%)        (2.31%)        (2.18%)
Portfolio Turnover Rate                                    314%           459%            15%             3%            37%


(1)<F7> Prior to December 20, 1996, Monitrend Investment Management, Inc. was investment adviser to the Biotechnology Fund. Prior to March 31, 1997 the investment objective of the Biotechnology Fund was long-term growth of capital through investing primarily in equity securities of companies engaged in activities relating to the gaming and leisure industry.
(2)<F8>   Based on average shares outstanding.


                                        MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND(1)<F9>

                                                                               FOR THE YEARS ENDED
                                                       11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                       --------       --------       --------     -----------    -----------
Net Asset Value, Beginning of Period                    $ 22.14        $ 26.52        $ 26.64        $ 21.42        $ 16.67
                                                        -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                                    1.05           1.19           0.21           0.01           0.02
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         6.79          (5.27)         (0.33)          5.23           4.82
                                                        -------        -------        -------        -------        -------
Total from Investment Operations                           7.84          (4.08)         (0.12)          5.24           4.84
                                                        -------        -------        -------        -------        -------
Less Distributions:
  Distributions (from net investment income)              (1.12)         (0.30)          0.00          (0.02)         (0.09)
                                                        -------        -------        -------        -------        -------
Net Asset Value, End of Period                          $ 28.86        $ 22.14        $ 26.52        $ 26.64        $ 21.42
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------

TOTAL RETURN                                             37.16%        (15.55%)        (0.45%)        24.49%         29.19%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                       1,464          1,123          1,435          1,560          1,377
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            6.91%          6.94%          6.83%          5.11%          6.08%
  After expense reimbursement                             1.99%          2.44%          2.44%          2.26%          2.44%
Ratio of Net Investment Income to
  Average Net Assets                                      3.99%          4.64%          0.76%          0.04%          0.10%
Portfolio Turnover Rate                                    156%            29%            86%            81%           152%


(1)<F9> Prior to February 1, 1995, Monitrend Investment Management, Inc. was the investment adviser to the Convertibles Fund and the investment objective of the Convertibles Fund was long-term total return from dividends and realized and unrealized capital gains from stocks and options which exceeds that of the Standard & Poor's 100 Index ("Index") through investing in a portfolio of common stocks which approximately parallels the composition of the Index and by engaging in various portfolio strategies involving the liquidation of the portfolio or the use of options and futures contracts to hedge proactively against adverse changes in stock market values. Between February 1, 1995 and December 31, 1996 MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and invested primarily in common stocks included in the S&P 500 Index.

   To learn more about the Murphy New World Funds you may want to read the Murphy New World Funds' Statement of Additional Information (or "SAI") which contains additional information about the Murphy New World Funds. The Murphy New World Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Murphy New World Funds' investments by reading the Murphy New World Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Murphy New World Funds during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-669-1156.

   Prospective investors and shareholders who have questions about the Murphy New World Funds may also call the following number or write to the following address.
                               Monterey Mutual Fund
                                 1299 Ocean Avenue
                                     Suite 210
                              Santa Monica, CA  90401
                                  1-800-669-1156


   The general public can review and copy information about the Murphy New
World Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Murphy New World Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                             Public Reference Section
                        Securities and Exchange Commission
                            Washington, D.C. 20549-6009

   Please refer to the Murphy New World Funds' Investment Company Act File No., 811-04010, when seeking information about the Murphy New World Funds from the Securities and Exchange Commission.





                              MONTEREY MUTUAL FUND


            Statement of Additional Information dated March 31, 2000

                             For the PIA Bond Funds


          PIA SHORT-TERM GOVERNMENT SECURITIES FUND
          PIA GLOBAL BOND FUND
          PIA TOTAL RETURN BOND FUND


          This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 31, 2000 of Monterey Mutual Fund (the "Trust") relating to the PIA Bond Funds. The PIA Bond Funds are the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund"), the PIA Global Bond Fund (the "Global Bond Fund") and the PIA Total Return Bond Fund (the "Total Return Bond Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

          The following financial statements are incorporated by reference to the Annual Report, dated November 30, 1999, of Monterey Mutual Fund (File No. 811-4010) as filed with the Securities and Exchange Commission on January 28, 2000.


          Schedule of Investments
            PIA Short-Term Government Securities Fund
            PIA Global Bond Fund
            PIA Total Return Bond Fund
          Statements of Assets and Liabilities
          Statements of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements
          Financial Highlights

          Report of Independent Accountants


          Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 251-1970.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

FUND HISTORY AND CLASSIFICATION                                               4

     Investment Restrictions                                                  4

     Illiquid Securities                                                      6

     Leverage                                                                 6

     Lending Portfolio Securities                                             7

     Hedging Instruments                                                      7

     Options on Securities                                                    8

     Debt Futures                                                             9

     Options on Debt Futures                                                 10

     Possible CFTC Limitations on
       Portfolio and Hedging Strategies                                      11

     Special Risks of Hedging Strategies                                     11

     Limitations on Options and Futures                                      11

     Temporary Investments                                                   12

     U.S. Government Securities and
       Mortgage-Backed Securities                                            12

     High Yield and Other Securities                                         16

     When Issued and Delayed-Delivery Securities                             18

     Foreign Securities                                                      19

     Portfolio Turnover                                                      22

MANAGEMENT                                                                   23

     The Adviser and the Administrator                                       27

     Portfolio Transactions and Brokerage                                    29

     Distribution Plan                                                       30

NET ASSET VALUE                                                              33

SHAREHOLDER SERVICES                                                         35

TAXES                                                                        36

     General                                                                 36

     Rule 17a-7 Transactions                                                 37

     Taxation of Hedging Instruments                                         37

     Foreign Taxes                                                           38

     Back-up Withholding                                                     39

GENERAL INFORMATION                                                          39

SALES CHARGES                                                                40

CALCULATION OF PERFORMANCE DATA                                              41

DESCRIPTION OF SECURITIES RATINGS                                            43

                         FUND HISTORY AND CLASSIFICATION


          Monterey Mutual Fund (the "Trust") is an open-end management investment company consisting of nine separate portfolios. This Statement of Additional Information provides information on three of the portfolios, the PIA Bond Funds. Of the PIA Bond Funds, the Short-Term Government Fund is diversified and the Global Bond Fund and the Total Return Bond Fund are non-diversified. Monterey Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Prior to December 27,1996 the Trust was known as "Monitrend Mutual Fund." The Short-Term Government Fund was called the "PIA Adjustable Rate Government Securities Fund" prior to December 20, 1996.


Investment Restrictions


          The Trust has adopted the following restrictions applicable to the PIA Bond Funds as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.


          Each  of  the  Funds  may  not  purchase  any  security,   other  than
obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Global Bond Fund and the Total Return Bond Fund may be invested without regard to this restriction and 25% of the total assets of the Short-Term Government Fund may be invested without regard to this restriction.

          No Fund may:

          1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

          2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

          3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

          4.  Make  investments  for  the  purpose  of  exercising   control  or
management.

          5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

          7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

          8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

          9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each of the Funds may borrow money as set forth in Investment Restriction No.
11).

          10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and each Fund may borrow for investment purposes on a secured or unsecured basis. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

          12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

          13. Participate on a joint or joint and several basis in any trading account in securities.

          14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Global Bond Fund and the Total Return Bond Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

          15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

          16. Purchase foreign securities or currencies; this restriction does not apply to the Global Bond Fund or the Total Return Bond Fund.

Illiquid Securities

          It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Funds' investment adviser, Pacific Income Advisers, Inc. (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage

          From time to time each Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of the Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities

          Each of the Funds may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if
(i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.


          The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. A Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Funds to terminate the loan and thus reacquire the loaned securities on three days notice.


          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments


          Each of the Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Funds may use are discussed below.

Options on Securities


          An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.


          One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.


          Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.


          To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. All call options written by the Funds must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

          When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

          Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

          When a Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Funds must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.


Debt Futures

          A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. Debt Futures are futures contracts on debt securities. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market -- a futures exchange -- that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.


          To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.


          One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

          It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.


Options on Debt Futures

          Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

          The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies

          The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

Special Risks of Hedging Strategies


          Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.


Limitations on Options and Futures

          Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments

          Each Fund may invest in cash and money market securities. The Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.


          The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

          Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.


U.S. Government Securities and Mortgage-Backed Securities

          As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

          U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration,
Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.


          Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

          Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "Mortgage-Backed Securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These Mortgage-Backed Securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

          Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid.

          Certain mortgage loans underlying the Mortgage-Backed Securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.


          There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          The mortgage loans underlying other Mortgage-Backed Securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

          CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          Each Fund may invest in stripped Mortgage-Backed U.S. Government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities

          Each Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Short-Term Government Fund will not invest in securities that are not rated at least A by Standard & Poor's or Moody's. The Total Return Bond Fund and the Global Bond Fund may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

          The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.


          The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Total Return Bond Fund or the Global Bond Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.


          Certain securities held by a Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's net assets.

          The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Total Return Bond Fund or the Global Bond Fund to value accurately high yield securities or dispose of them. To the extent the Total Return Bond Fund or the Global Bond Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Total Return Bond Fund or the Global Bond Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.


          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that the Total Return Bond Fund or the Global Bond Fund invests in high yield securities, the achievement of its investment objectives may be more dependent on the Adviser's credit analysis than would be the case for higher quality bonds. Each Fund may retain a portfolio security whose rating has been changed.


When Issued and Delayed-Delivery Securities


          To ensure the availability of suitable securities for their portfolios, each Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. Each Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, they may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

          Each Fund may enter into mortgage "dollar rolls" in which a Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Foreign Securities

          The Total Return Bond Fund and the Global Bond Fund, but not the Short-Term Government Fund, may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

          An investment may be affected by changes in currency rates and in exchange control regulations, and the Total Return Bond Fund and the Global Bond Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

          Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

          Most foreign securities owned by the Total Return Bond Fund or the Global Bond Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

          The Total Return Bond Fund and the Global Bond Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the Total Return Bond Fund or the Global Bond Fund and the availability to a Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

          To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Total Return Bond Fund and Global Bond Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

          A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

          When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

          When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the Total Return Bond Fund and the Global Bond Fund denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

          If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

          Although the Total Return Bond Fund and the Global Bond Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          The Total Return Bond Fund and the Global Bond Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease their exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

          Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the Fund's investments exactly over time.

Portfolio Turnover


          See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year. Such a variance was evidenced during the most recent three fiscal years for the Short-Term Government Fund and the Global Bond Fund. Portfolio turnover was substantially higher for the Short-Term Government Fund during the fiscal years ended November 30, 1999 and November 30, 1998 than in the fiscal year ended November 30, 1997 because the markets were more volatile in such years thereby presenting more opportunities to profit by active trading. Portfolio turnover was higher for the Global Bond Fund during the fiscal year ended November 30, 1998 than in either the following or preceding fiscal years because there were more attractive trading opportunities in such year.

Portfolio turnover was substantially higher for the Total Return Bond Fund during the fiscal year ended November 30, 1999 than in the preceding fiscal period because the preceding fiscal period consisted of only two months.

                                   MANAGEMENT

          The Trustees and officers of the Trust are:

                                                                             Principal occupations
    Name and Address             Age       Position with Fund                during past five years
    ----------------             ---       ------------------                ----------------------


Joseph Lloyd McAdams, Jr.*       54       Chairman and Trustee       Chairman  of Pacific  Income  Advisers,
1299 Ocean Avenue                                                    Inc.;    Chairman,    Chief   Executive
Suite 210                                                            Officer  and  President  of  Syndicated
Santa Monica, CA 90401                                               Capital,  Inc.  Since March  1998,  Mr.
                                                                     McAdams has been Chairman of the Board,
                                                                     President  and Chief  Executive Officer
                                                                     of  Anworth Mortgage Asset Corporation,
                                                                     a real estate investment trust.

John Michael Murphy*             58       Trustee                    President    of    Murphy    Investment
2830 North Cabrillo Highway                                          Management,     Inc;    President    of
Half Moon Bay, CA  94019                                             Murenove, Inc., a newsletter publisher.


Ann Louise Marinaccio            60       Trustee                    Sales  associate for Saks Fifth Avenue,
1 Norwood Road                                                       Short Hills, NJ.
Springfield, NJ  07081

Robert I. Weisberg               53       Trustee                    President of Fremont Medical  Financial
612 Ridge Road                                                       Services,   Inc.  and  Executive   Vice
Tiburon, CA  94920                                                   President    of    Fremont    Financial
                                                                     Corporation,  Santa  Monica, California
                                                                     since  January 1,  1996;  President  of
                                                                     Pro-Care    Financial    Group,   Inc.,
                                                                     Larkspur,  California  from  1994-1995;
                                                                     President    of     Towers    Financial
                                                                     Corporation, New York, New York,  1993-
                                                                     1994;   President   of   Fleet   Credit
                                                                     Corporation,  Providence, Rhode Island,
                                                                     1985-1993.

Beatrice P. Felix                41       Trustee                    Real  estate  sales  agent  for  Roland
1011 4th Street, #218                                                Land  Realty  since  1994;  real estate
Santa Monica, CA  90403                                              sales agent for Prudential  Realty from
                                                                     1991-1994.

Heather U. Baines                58       President and Treasurer    President and Chief  Executive  Officer
1299 Ocean Avenue                                                    of  Pacific   Income   Advisers,   Inc.
Suite 210                                                            Since March,  1998 Ms.  Baines has been
Santa Monica, CA 90401                                               Executive  Vice  President  of  Anworth
                                                                     Mortgage Asset Corporation.


Pamela J. Watson                 45       Vice President             Vice   President   of  Pacific   Income
504 Larsson Street                                                   Advisers,   Inc.   since  1997;   Chief
Manhattan Beach, CA  90266                                           Financial  Officer,   Kleinwort  Benson
                                                                     Capital  Management,  Inc. from 1991 to
                                                                     1996.  Since  March,  1998  Ms.  Watson
                                                                     has  been  Executive  Vice   President,
                                                                     Chief Financial Officer,  Treasurer and
                                                                     Secretary  of  Anworth  Mortgage  Asset
                                                                     Corporation.




----------------------------
  *  "Interested" trustee, as defined in the 1940 Act.

                                                                             Principal occupations
    Name and Address             Age       Position with Fund                during past five years
    ----------------             ---       ------------------                ----------------------


Chris Crawshaw                   33       Vice President             Vice   President   of  Pacific   Income
1299 Ocean Avenue                                                    Advisers,  Inc. since 1997;  Investment
Suite 210                                                            Consultant with  Canterbury  Consulting
Santa Monica, CA  90401                                              from 1995-1997;  Investment  Consultant
                                                                     with    Marquette    Associates    from
                                                                     1989-1995.

Kathie Hilton                    52       Secretary                  Administrative  Assistant  for  Pacific
1922 Ocean Avenue                                                    Income Advisers, Inc. since 1994.
Suite 210
Santa Monica, CA  90401


          During the fiscal year ended November 30, 1999, the Trust paid its Trustees who are not affiliated with any of the investment advisers to any of the Monterey Mutual Funds or the Distributor fees aggregating $11,500. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.


                                                        Pension &
                                                        Retirement                               Total
                                                         Benefits                            Compensation
                                       Aggregate        Accrued as      Estimated Annual      from Trust
                                     Compensation      Part of Fund       Benefits upon        Paid to
Name of Person, Position              from Trust         Expenses          Retirement          Trustees
------------------------             ------------      ------------     ----------------     ------------

Joseph Lloyd McAdams, Jr.,                   0              0                   0                    0
  Chairman and Trustee


Ann Louise Marinaccio, Trustee          $3,500              0                   0               $3,500

John Michael Murphy, Trustee                 0              0                   0                    0

Robert I. Weisberg, Trustee             $4,000              0                   0               $4,000

Beatrice Felix, Trustee                 $4,000              0                   0               $4,000


          The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

          Set forth below are the names and addresses of all holders of shares of the PIA Bond Funds who as of February 29, 2000 beneficially owned more than 5% of a Fund's then outstanding shares.


                           Short-Term Government Fund

         Name and Address of                          Number         Percent
          Beneficial Owner                           of Shares       of Class
         -------------------                         ---------       --------


United Food & Commercial Workers
  Arizona Health and Welfare Trust
c/o Michael Gallaga
Southwest Service Administrators, Inc.
1990 West Camelback, Suite 306
Phoenix, Arizona  85015                              1,136,740        25.40%

Arizona State University Foundation
P.O. Box 875005
Tempe, Arizona  85287                                  686,759        15.34%

Foodmaker Master Retirement Trust
FBO: The Northern Trust Company, Trustee
P.O. Box 92956                                         604,652        13.51%
Chicago, Illinois  60675

Byrd & Co.
c/o First Union National Bank
530 Walnut Street                                      292,968         6.55%
Philadelphia, Pennsylvania  19101

UFCW Region 8 Superfund
6280 Manchester Boulevard, Suite 305
Buena Park, California  90621                          269,606         6.02%

Donaldson, Lufkin & Jenrette
Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303                         261,060         5.83%

                             Total Return Bond Fund

         Name and Address of                          Number         Percent
          Beneficial Owner                           of Shares       of Class
         -------------------                         ---------       --------


Arizona State University Foundation
P.O. Box 875005
Tempe, Arizona  85287                                  519,681        33.22%

Santa Barbara Botanic Garden, Inc.
1212 Mission Canyon Road
Santa Barbara, California  93105                       367,318        23.48%

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California  90401                        133,414         8.53%

Heard Museum
The Endowment Fund
2301 North Central Avenue
Phoenix, Arizona  85004                                109,023         6.97%

Donaldson, Lufkin & Jenrette
Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303                          85,929         5.49%

Rogers Investment Partnership
315 West Hueneme Road
Camarillo, California  93012                            82,573         5.28%




                                Global Bond Fund

         Name and Address of                          Number         Percent
          Beneficial Owner                           of Shares       of Class
         -------------------                         ---------       --------


San Antonio Fire & Police Pension Fund
311 Roosevelt Avenue
San Antonio, Texas  78210                              252,538        86.80%

Donaldson, Lufkin & Jenrette
Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303                          14,657         5.04%


No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any of the PIA Bond Funds. The United Food & Commercial Workers Arizona Health and Welfare Trust "controls" (as that term is defined in the 1940 Act) the Short-Term Government Fund, Arizona State University Foundation "controls" the Total

Return Bond Fund, and the San Antonio Fire & Police Pension Fund "controls" the Global Bond Fund. None of such persons controls the Trust. The shares owned by Donaldson, Lufkin & Jenrette Securities Corporation and Byrd & Co. are owned of record only.

          All trustees and officers of the Trust as a group beneficially own the following securities of the PIA Bond Funds as of February 29, 2000:



     Name of Fund                       Number of Shares       Percent of Class
     ------------                       ----------------       ----------------


Short-Term Government Fund                  17,541*                 0.39%
Total Return Bond Fund                     133,414*                 8.52%
Global Bond Fund                             5,751**                1.98%


---------------------------------
* Consists solely of shares owned by Pacific Income Advisers, Inc. (which is controlled by Heather U. Baines and Joseph Lloyd McAdams, Jr.) and Joseph Lloyd McAdams, Jr.
**   Consists solely of shares owned by Pacific Income Advisers, Inc.


The Adviser and the Administrator

          Pacific Income Advisers, Inc. (the "Adviser") is the investment adviser to the Short-Term Government Fund, the Total Return Bond Fund and the Global Bond Fund. Joseph Lloyd McAdams, Jr., John Graves and Heather U. Baines own all of the outstanding stock of PIA. Prior to December 31, 1996, Monitrend Investment Management, Inc. was investment adviser to the Short-term Government Fund.


          Under the investment advisory agreements applicable to the PIA Bond Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:


           Fund                       Fee Rate         Average Daily Net Assets
           ----                       --------         ------------------------

Short-Term Government Fund              0.20%              All asset levels
Total Return Bond Fund                  0.30%              All asset levels
Global Bond Fund                        0.40%              All asset levels



          Under the investment advisory agreements applicable to the PIA Bond Funds, the Adviser is responsible for reimbursing each Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

                     Fund                         Expense Limitation
                     ----                         ------------------

          Short-Term Government Fund                      0.30%
          Total Return Bond Fund                          0.40%
          Global Bond Fund                                0.51%


          As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:

                                                                                        Reimbursements in
Fund                              Fiscal Year End     Total Fees     Fees Waived     Addition to Fee Waivers
----                              ---------------     ----------     -----------     -----------------------


Short-Term Government Fund              1999           $102,873        $87,808               $     0
                                        1998           $112,629        $90,595               $     0
                                        1997           $ 71,513        $71,513               $ 5,159
Total Return Bond Fund                  1999           $ 84,763        $65,679               $     0
                                        1998           $ 17,310        $13,344               $     0
Global Bond Fund                        1999           $ 24,615        $24,615               $28,511
                                        1998           $ 25,181        $25,181               $28,982
                                        1997           $ 10,607        $10,607               $30,356



          Each Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund in question for any error of judgment by the Adviser or for any loss sustained by that Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          American Data Services, Inc., a corporation organized under the laws of the State of New York (the "Administrator"), administers the day to day operations of each Fund and serves as fund accountant to each Fund, subject to the overall supervision of the Trust's Board of Trustees. The Administrator maintains each Fund's books and records, other than those records maintained by the Fund's custodian, oversees the Trust's insurance relationships, participates in the preparation of tax returns, proxy statements and reports, prepares documents necessary for the maintenance of the Trust's registration with the various states, responds or oversees the response to communications from shareholders and broker-dealers, oversees relationships between the Trust and its custodian and calculates each Fund's net asset value. For its services as administrator and fund accountant, the Administrator is paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.


          During the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Administrator received the following fees from the PIA Bond Funds for administration and fund accounting services:

Fund                                      1997            1998            1999
----                                      ----            ----            ----

Short-Term Government Fund              $21,930         $43,942         $45,730
Total Return Bond Fund                      N/A         $ 5,000         $37,708
Global Bond Fund                        $ 9,389         $15,779         $16,904



Portfolio Transactions and Brokerage


          Under each Fund's investment advisory agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the PIA Bond Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for a Fund at prices which include underwriting fees.


          In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the

Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          The investment advisory agreements permit the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.


          Neither the Short-Term Government Fund nor the Global Bond Fund paid any brokerage commissions during the three fiscal years ended November 30, 1999. The Total Return Bond Fund paid no commissions during the fiscal year ended November 30, 1998 and paid $300 of commissions on total transactions of $120,925 during the fiscal year ended November 30, 1999. None of such commissions were paid to the Distributor.


Distribution Plan

          The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

          The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified
Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified
Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.


          The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, 0.05% of the daily net assets of the Short-Term Government Fund and 0.25% of the daily net assets of the Total Return Bond Fund; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. (The Global Bond Fund will not make any payments pursuant to the Plan.) The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.

          The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.05% of the daily net assets of the Short-Term Government Fund and 0.25% of the daily net assets of the Total Return Bond Fund. Either the Distributor or the Adviser shall bear any such expenses beyond such limit. As indicated above, no payments under the Plan will be made by the Global Bond Fund. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.


          The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the

Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.


          The Plan also states that it is recognized that the costs of distribution of the shares of the PIA Bond Funds are expected to exceed the sum of Permitted Payments and Permitted Expenses ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by a Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including Trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.


          The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.


          The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Short-Term Government Fund and the Total Return Bond Fund during the fiscal year ended November 30, 1999 were $25,718 and $0.00, respectively. Of the amounts paid by the Short-Term Government Fund, $24,924 was paid to Qualified Recipients and the remaining $794 was paid to Syndicated Capital, Inc., the distributor of the Funds.

          The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under
(i) above.


                                 NET ASSET VALUE

          The net asset value of each of the Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

          In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

          When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

          The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

          Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

          Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange

Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

          Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the net asset value. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

          Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

          Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.

          Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

          Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

          For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                      TAXES

General


          The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.


          If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.


          Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the Funds is derived from interest payments to it, none of the dividends of the Funds will qualify for the deduction.


          Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


          At November 30, 1999 the Short-Term Government Fund and the Total Return Bond Fund had capital loss carryovers of approximately $157,000 and $498,000, respectively.

          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions


          The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.


Taxation of Hedging Instruments

          If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

          With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

          Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.


          Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

          The Total Return Bond Fund and the Global Bond Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Total Return Bond Fund or Global Bond Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.


          If the pass through election described above is made, the source of a Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.


          The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

          Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding

          Federal law requires the Funds to withhold 31% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

          The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the Monterey Mutual Funds) each of which has separate assets and liabilities.

          Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interest of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of Trustees from the separate voting requirements.

          Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

          The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

          Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


          The Funds' custodian, Firstar Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. American Data Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

          The  Trust's  independent  accountants,   PricewaterhouseCoopers  LLP,
examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


                                  SALES CHARGES


          (A sales charge was imposed on the sale of shares of the Short-Term Government Fund for part of the fiscal year ended November 30, 1997.) During the three fiscal years ended November 30, 1999, the aggregate dollar amount of sales charges on the sales of shares of the PIA Bond Funds and the amount retained by the Funds' distributor were as follows:

                                                 Years Ended November 30
                                ---------------------------------------------------------


                                      1997                1998                1999
                                ------   --------   ------   --------   ------   --------


                                Sales     Amount    Sales     Amount    Sales     Amount
               Fund             Charge   Retained   Charge   Retained   Charge   Retained
               ----             ------   --------   ------   --------   ------   --------

Short-Term Government Fund      $   62   $      0   $    0   $      0   $    0   $      0
Total Return Bond Fund             N/A        N/A   $    0   $      0   $    0   $      0
Global Bond Fund                $    0   $      0   $    0   $      0   $    0   $      0



                         CALCULATION OF PERFORMANCE DATA

          From time to time each of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formula the Funds use in calculating standardized return is described below.


          The Funds also may refer in advertising and promotional materials to their yield. The yield of each Fund shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of the Fund's shares. Each Fund calculates yield by determining the dividend and interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of the Funds may not equal the dividend income actually paid to investors or the income reported in the financial statements of the Funds. The formula the Funds use in calculating yield is also set forth below.


          In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

          All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

          The standardized returns of each of the Funds is set forth below:

Short-term Government Fund


Average annual total return:
  for the one-year period ended November 30, 1999:                        3.00%
  for the five-year period ended November 30, 1999:                       6.33%
  for the period April 22, 1994 - November 30, 1999:                      6.07%


Total Return Bond Fund


Average annual total return:
  For the one-year period ended November 30, 1999:                       -0.74%
  for the period September 1, 1998 - November 30, 1999:                   1.51%


Global Bond Fund


Average annual total return:
  for the one-year period ended November 30, 1999:                       -4.78%
  for the period April 1, 1997 - November 30, 1999:                       3.40%


          Average total return is calculated according to the following formula:

                n
          P(1+T)  = ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (none) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

          The Total Return Bond Fund also may refer in advertising and promotional materials to the combined average annual total return of the Total Return Bond Fund and the PIA Fixed Income Group Trust (the "Trust"). On September 1, 1998 the Total Return Bond Fund acquired all of the portfolio securities, cash and cash equivalents then owned by the Trust in exchange for shares of the Total Return Bond Fund. Although the Adviser managed the Trust and now manages the Total Return Bond Fund in a manner that in all material respects is equivalent to that of the Trust in regard to policies, objectives, guidelines and restrictions, the following performance information should not be viewed as an indication of future performance of the Total Return Bond Fund. The Trust was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act or the Code, which, if applicable, may have adversely affected its performance results.

Total Return Bond Fund and the Trust


Average annual total return:
  for the one-year period ended November 30, 1999:                       -0.74%
  for the five-year period ended November 30, 1999:                       8.03%
  for the period June 30, 1993 - November 30, 1999:                       6.99%

          The Short-Term Government Fund's yield for the one month period ended November 30, 1999 was 6.18%, the Total Return Bond Fund's yield for the one month period ended November 30, 1999 was 6.84% and the Global Bond Fund's yield for the one month period ended November 30, 1999 was 5.09%. Yields will fluctuate as market conditions change. The yield of each of the Funds is calculated according to the following formula:


[OBJECT OMITTED]          YIELD =   [ ( a-b     )       ]
                                  2 [ ( --- + 1 ) 6 - 1 ]
                                    [ ( cd      )       ]

Where:     a =    dividends and interest earned during the period.

           b =    expenses accrued for the period (net of reimbursements).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.


           d =    the net asset value per share on the last day of the period.


          All of the foregoing information (total return and yield) reflect expense reimbursements made to the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

          Each Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or IBAC. A brief description of the rating symbols and their meanings follows:

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,       B, Debt rated  "BB,"  "B,",  "CCC," "CC" and "C" is regarded as having
CCC.      predominantly speculative  characteristics with respect to capacity to
CC, C pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" or "BBB-" rating.

B             --    Debt  rated  "B" has  a greater vulnerability to default but currently  has the  capacity to meet  interest  payments and
                    principal   repayments.   Adverse  business,   financial  or
                    economic   conditions   will  likely   impair   capacity  or
                    willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CC" or "CC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.


                      STANDARD & POOR'S CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Prosperous and resilient economies, high per capital incomes.

          Low fiscal deficits and government debt, low inflation

          Low external debt.

AA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Tightly integrated into global trade and financial system.

          Differ from AAAs only to a small degree because:

              -- Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

              --    More  variable   fiscal   deficits,   government   debt  and
                    inflation.

              --    Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

          Established trend of integration into global trade and financial system.

          Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          Usually rapid growth in output and per capita incomes.

          Manageable through variable fiscal deficits, government debt and inflation.

          Usually low but variable debt.

BBB Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

          Integration into global trade and financial system growing but untested.

          Economies less prosperous and often more vulnerable to adverse external influences.

          Variable to high fiscal deficits, government debt and inflation.

          High and variable external debt.

BB Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

          Integration into global trade and financial system growing but untested.

          Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.

          Variable to high fiscal deficits, government debt and inflation.

          Very high and variable debt, often graduates of Brady Plan but track record not well established.


                            MOODY'S RATINGS FOR BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


          DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB        Below investment grade but deemed likely to meet obligations when due.
          Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


              SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A         Obligations for which there is a low  expectation of investment  risk.
          Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

                         -----------------------------


          In the case of sovereign, subnational and sovereign related issuers, the Funds use the rating service's foreign currency or domestic (local) currency rating depending upon how a security in a Fund's portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a Fund will treat the security as being unrated.

                              MONTEREY MUTUAL FUND

            Statement of Additional Information dated March 31, 2000

                        For the Monterey Investors Funds

               PIA INCOME FUND
               OCM GOLD FUND
               PIA EQUITY FUND

               This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 31, 2000 of Monterey Mutual Fund (the "Trust") relating to the Monterey Investors Funds. The Monterey Investors Funds are the PIA Income Fund (formerly the Camborne Government Income Fund) (the "Income Fund"), the OCM Gold Fund (the "Gold Fund") and the PIA Equity Fund (the "Equity Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

               The following financial statements are incorporated by reference to the Annual Report, dated November 30, 1999, of Monterey Mutual Fund (File No. 811-4010) as filed with the Securities and Exchange Commission on January 28, 2000.

               Schedule of Investments
                    Camborne Government Income Fund
                    OCM Gold Fund
                    PIA Equity Fund
               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements
               Financial Highlights
               Report of Independent Accountants

               Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 251-1970.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
FUND HISTORY AND CLASSIFICATION                                              4

     Investment Restrictions                                                 4

     Illiquid Securities                                                     6

     Lending Portfolio Securities                                            6

     Hedging Instruments                                                     7

     Options on Securities                                                   7

     Stock Index Options                                                     9

     Stock Index Futures and Debt Futures                                    9

     Options on Stock Index Futures and Debt Futures                        11

     Possible CFTC Limitations on Portfolio and Hedging Strategies          11

     Special Risks of Hedging Strategies                                    11

     Limitations on Options and Futures                                     12

     Temporary Investments                                                  12

     U.S. Government Securities and Mortgage-Backed Securities              13

     Depository Receipts                                                    17

     Foreign Securities                                                     18

     When Issued and Delayed-Delivery Securities                            20

     Portfolio Turnover                                                     21

MANAGEMENT                                                                  22

     PIA, OCM and the Administrator                                         25

     Portfolio Transactions and Brokerage                                   28

     Distribution Plan                                                      30

NET ASSET VALUE                                                             33

SHAREHOLDER SERVICES                                                        35

TAXES                                                                       37

     General                                                                37

     Rule 17a-7 Transactions                                                38

     Taxation of Hedging Instruments                                        39

     Back-up Withholding                                                    40

GENERAL INFORMATION                                                         41

SALES CHARGES                                                               42

CALCULATION OF PERFORMANCE DATA                                             42

DESCRIPTION OF SECURITIES RATINGS                                           45

                         FUND HISTORY AND CLASSIFICATION

               Monterey Mutual Fund (the "Trust") is an open-end management investment company consisting of nine separate portfolios. This Statement of Additional Information provides information on three of the portfolios, the Monterey Investors Funds. Of the Monterey Investors Funds, the Income Fund is diversified and the Gold Fund and Equity Fund are non-diversified. Monterey Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Prior to December 27, 1996 the Trust was known as "Monitrend Mutual Fund." The Income Fund was called the "PIA Monitrend Government Fund" prior to December 13, 1996 and the "Camborne Government Income Fund" from December 13, 1996 through March 31, 2000. The Gold Fund was called the "Monitrend Gold Fund" prior to December 13, 1996. The Equity Fund was called the "Monitrend Growth Fund" prior to December 20, 1996.

Investment Restrictions
-----------------------

               The Trust has adopted the following restrictions applicable to the Monterey Investors Funds as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or
(ii) more than 50% of its outstanding shares.

               Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Gold Fund and the Equity Fund may be invested without regard to this restriction and 25% of the total assets of the Income Fund may be invested without regard to this restriction.

               No Fund may:

               1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

               2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

               3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

               4. Make investments for the purpose of exercising control or management.

               5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

               6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

               7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

               8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

               9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

               10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

               11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

               12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

               13. Participate on a joint or joint and several basis in any trading account in securities.

               14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Gold Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

               15. Make loans, except through repurchase agreements and the loaning of portfolio securities by the Gold Fund.

Illiquid Securities
-------------------

               It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Funds' investment advisers the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the investment advisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities
----------------------------

               The Gold Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if
(i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Gold Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Gold Fund. Any loan might be secured by any one or more of the three types of collateral.

               The Gold Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Gold Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The Gold Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Gold Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

               The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Gold Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

               Each of the Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Funds may use are discussed below.

Options on Securities
---------------------

               An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

               One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

               Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

               To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. All call options written by the Funds must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or
(ii).

               When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

               Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. None of the Funds may write put options.

Stock Index Options
-------------------

               Options on stock indices are based on the same principles as options on securities, described above. The main difference is that the underlying instrument is a stock index, rather than an individual security. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

               A variety of index options are currently available, and proposals for several more are pending. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others, particularly the newer options, involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge the Equity Fund's portfolio, Pacific Income Advisers, Inc. ("PIA"), the Equity Fund's investment adviser, may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Equity Fund's portfolio. (The Income Fund and the Gold Fund may not invest in stock index options.)

               In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Equity Fund's portfolio may decline between the time that a call written by the Equity Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Equity Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If the Equity Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Equity Fund exercises the option and the market closing. All calls on stock indices written by the Equity Fund must be covered.

Stock Index Futures and Debt Futures
------------------------------------

               The Equity Fund, but not the Income Fund or the Gold Fund, may invest in futures contracts on stock indices ("Stock Index Futures") and options on Stock Index Futures. The Income Fund, but not the Gold Fund or the Equity Fund, may invest in futures contracts on debt securities ("Debt Futures") or options on Debt Futures.

               A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market -- a futures exchange -- that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

               To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

               One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the investment adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

               It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

Options on Stock Index Futures and Debt Futures
-----------------------------------------------

               Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

               The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies
-------------------------------------------------------------

               The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

Special Risks of Hedging Strategies
-----------------------------------

               Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If PIA, the investment adviser to the Equity Fund and the Income Fund, is inaccurate in its prediction of movements in the securities and interest rate markets, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on PIA's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures
----------------------------------

               Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of PIA and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments
---------------------

               Each Fund may invest in cash and money market securities. The Gold and Equity Funds may do so when taking a temporary defensive position and all Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include Treasury Bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

               The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

               Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". Each Fund's investment adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

U.S. Government Securities and Mortgage-Backed Securities
---------------------------------------------------------

               As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

               Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.

               U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

               Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when its investment adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

               Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "Mortgage-Backed Securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These Mortgage-Backed Securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

               The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

               Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors'
housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid.

               Certain of the mortgage loans underlying the Mortgage-Backed Securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

               There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

               Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

               The mortgage loans underlying other mortgage-backed securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

               CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

               The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

               Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

               The Income Fund may invest in stripped Mortgage-Backed U.S. Government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Income Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Income Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are
generally  higher  than  prevailing  market  yields  on  other   Mortgage-

Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

               Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

Depository Receipts
-------------------

               The Gold and Equity Funds may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each of the Gold and Equity Funds may invest in sponsored and unsponsored ADRs.

               In addition to ADRs, the Gold and Equity Funds may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

               Each Fund may invest in securities of foreign issuers, provided that the Equity Fund may not invest more than 10% of its total assets in securities of foreign issuers and the Income Fund may not invest more than 35% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

               An investment may be affected by changes in currency rates and in exchange control regulations, and the Funds may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

               Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

               Most  foreign  securities  owned by the Funds are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

               The Gold Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Gold Fund's investments and the availability to the Gold Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Gold Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

               To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

               A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

               When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

               When an investment adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency ("position hedging") The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the investment advisers consider the long-term prospects for a particular currency and incorporate the prospect into their overall long-term diversification strategies. The investment advisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of a Fund will be served.

               At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

               If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

               Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When Issued and Delayed-Delivery Securities
-------------------------------------------

               To ensure the availability of suitable securities for its portfolio, the Income Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Income Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Income Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Income Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Income Fund may dispose of a when-issued security or forward commitment prior to settlement if its investment adviser deems it appropriate to do so.

               The Income Fund may enter into mortgage "dollar rolls" in which the Income Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Income Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Income Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Portfolio Turnover
------------------

               See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year. Such a variance was evidenced during the most recent three fiscal years where portfolio turnover for the Equity Fund was substantially higher during the fiscal year ended November 30, 1999 than the two previous fiscal years. Portfolio turnover was higher during the fiscal year ended November 30, 1999 because the markets were more volatile in such year prompting the Adviser to engage in more trading.

                                   MANAGEMENT

               The Trustees and officers of the Trust are:

                                                                              Principal occupations
Name and Address                       Age         Position with Fund         during past five years
----------------                       ---         ------------------         ----------------------
Joseph Lloyd McAdams, Jr.*             54          Chairman and Trustee       Chairman  of Pacific  Income  Advisers,
1299 Ocean Avenue                                                             Inc.;    Chairman,    Chief   Executive
Suite 210                                                                     Officer  and  President  of  Syndicated
Santa Monica, CA 90401                                                        Capital,  Inc.  Since March  1998,  Mr.
                                                                              McAdams has been  Chairman of the Board,
                                                                              President and Chief Executive Officer of
                                                                              Anworth  Mortgage Asset  Corporation,  a
                                                                              real estate investment trust.

John Michael Murphy*                   58          Trustee                    President    of    Murphy    Investment
2830 North Cabrillo Highway                                                   Management,     Inc;    President    of
Half Moon Bay, CA  94019                                                      Murenove, Inc., a newsletter publisher.

Ann Louise Marinaccio                  60          Trustee                    Sales  associate for Saks Fifth Avenue,
1 Norwood Road                                                                Short Hills, NJ.
Springfield, NJ  07081

Robert I. Weisberg                     53          Trustee                    President of Fremont Medical  Financial
612 Ridge Road                                                                Services,   Inc.  and  Executive   Vice
Tiburon, CA  94920                                                            President    of    Fremont    Financial
                                                                              Corporation,  Santa  Monica,  California
                                                                              since  January  1,  1996;  President  of
                                                                              Pro-Care    Financial    Group,    Inc.,
                                                                              Larkspur,   California  from  1994-1995;
                                                                              President     of    Towers     Financial
                                                                              Corporation,   New   York,   New   York,
                                                                              1993-1994;  President  of  Fleet  Credit
                                                                              Corporation,  Providence,  Rhode Island,
                                                                              1985-1993.

Beatrice P. Felix                      41          Trustee                    Real  estate  sales  agent  for  Roland
1011 4th Street, #218                                                         Land  Realty  since  1994;  real estate
Santa Monica, CA  90403                                                       sales agent for Prudential  Realty from
                                                                              1991-1994.

Heather U. Baines                      58          President and Treasurer    President and Chief  Executive  Officer
1299 Ocean Avenue                                                             of  Pacific   Income   Advisers,   Inc.
Suite 210                                                                     Since March,  1998 Ms.  Baines has been
Santa Monica, CA 90401                                                        Executive  Vice  President  of  Anworth
                                                                              Mortgage Asset Corporation.

Pamela J. Watson                       45          Vice President             Vice   President   of  Pacific   Income
504 Larsson Street                                                            Advisers,   Inc.   since  1997;   Chief
Manhattan Beach, CA  90266                                                    Financial  Officer,   Kleinwort  Benson
                                                                              Capital  Management,  Inc. from 1991 to
                                                                              1996.  Since  March,  1998  Ms.  Watson
                                                                              has  been  Executive  Vice   President,
                                                                              Chief Financial Officer,  Treasurer and
                                                                              Secretary  of  Anworth  Mortgage  Asset
                                                                              Corporation.

Chris Crawshaw                         33          Vice President             Vice   President   of  Pacific   Income
1299 Ocean Avenue                                                             Advisers,  Inc. since 1997;  Investment
Suite 210                                                                     Consultant with  Canterbury  Consulting
Santa Monica, CA  90401                                                       from 1995-1997;  Investment  Consultant
                                                                              with    Marquette    Associates    from
                                                                              1989-1995.


                                                                              Principal occupations
Name and Address                       Age         Position with Fund         during past five years
----------------                       ---         ------------------         ----------------------
Kathie Hilton                          51          Secretary                  Administrative  Assistant  for  Pacific
1922 Ocean Avenue                                                             Income   Advisers,   Inc.  since  1994;
Suite 210                                                                     prior    thereto   owner   of   Grizzly
Santa Monica, CA  90401                                                       Products, a seafood distributor.


               During the fiscal year ended November 30, 1999, the Trust paid its Trustees who are not affiliated with any of the investment advisers to any of the Monterey Mutual Funds or the Distributor fees aggregating $11,500. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                   Pension &

                                                   Retirement                              Total
                                                    Benefits                           Compensation
                                  Aggregate        Accrued as     Estimated Annual      from Trust
                                Compensation     Part of Fund       Benefits upon        Paid to
Name of Person, Position         from Trust         Expenses         Retirement          Trustees
------------------------         ----------         --------         ----------          --------
Joseph Lloyd McAdams, Jr.,            0                0                  0                  0
Chairman and Trustee
John Michael Murphy, Trustee          0                0                  0                  0
Ann Louise Marinaccio, Trustee     $3,500              0                  0               $3,500
Robert I. Weisberg, Trustee        $4,000              0                  0               $4,000
Beatrice Felix, Trustee            $4,000              0                  0               $4,000

               The Trust and each of the investment advisers have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               Set forth below are the names and addresses of all holders of shares of the Monterey Investors Funds who as of February 29, 2000 beneficially owned more than 5% of a Fund's then outstanding shares.

                                   Income Fund

    Name and Address of
     Beneficial Owner                Number of Shares     Percent of Class
     ----------------                ----------------     ----------------

Donaldson, Lufkin & Jenrette
 Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303            18,426                  29.23%

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California  90401           14,747                  23.40%

Richard K. Moore and
Dorothy A. Moore
8 Lorraine Avenue
Binghamton, New York  13905                6,882                  10.92%

Richard Carroll
Terrace Hill Road
Bainbridge, New York  13733                3,681                   5.84%


                                    Gold Fund

    Name and Address of
     Beneficial Owner                Number of Shares     Percent of Class
     ----------------                ----------------     ----------------

Donaldson, Lufkin & Jenrette
Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303           769,567                  31.39%


                                   Equity Fund

    Name and Address of
     Beneficial Owner                Number of Shares     Percent of Class
     ----------------                ----------------     ----------------

Union Bank of California
P.O. Box 85484
San Diego, California  92186              51,164                  37.21%

Donaldson, Lufkin & Jenrette
 Securities Corporation
P.O. Box 2052
Jersey City, New Jersey  07303            15,392                  11.19%

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California  90401           10,520                    7.65%

No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any of the Monterey Investors Funds. The shares owned by Donaldson, Lufkin & Jenrette Securities Corporation and Union Bank of California are owned of record only.

               All trustees and officers of the Trust as a group beneficially own the following securities of the Funds as of February 29, 2000:


     Name of Fund                    Number of Shares     Percent of Class
     ------------                    ----------------     ----------------

Income Fund                               14,747*                 23.40%

Gold Fund                                      0                      0

Equity Fund                               10,520*                  7.65%

-------------------------
* Consists solely of shares owned by Pacific Income Advisers, Inc. which is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines.

PIA, OCM and the Administrator
------------------------------

               Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the Income Fund and the Equity Fund. Joseph Lloyd McAdams, Jr., John Graves and Heather U. Baines own all of the outstanding stock of PIA. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was the investment adviser to the Equity Fund and manager to the Income Fund. Prior to December 13, 1996, Robert L. Bender, Inc. was sub-adviser to the Equity Fund.

               Orrell Capital Management, a division of Orrell and Company, Inc. ("OCM"), is the investment adviser to the Gold Fund. Gregory M. Orrell is the President and sole shareholder of OCM. Prior to December 13, 1996, MIMI was the investment adviser to the Gold Fund and from January 31, 1991 to August 17, 1994 was the sub-adviser to the Gold Fund. Kensington Capital Management, Inc. was investment adviser to the Gold Fund from January 31, 1991 to August 17, 1994.

               From December 13, 1996 through January 7, 2000 Camborne Advisors, Inc. ("Camborne") was the sub-adviser to the Income Fund. Camborne is a privately-held corporation which is wholly owned by Camborne Investment Corporation.

               Under the investment advisory agreements applicable to the Monterey Investors Funds, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:

    Fund                 Fee Rate           Average Daily Net Assets
    ----                 --------           ------------------------

Income Fund                0.40%              All asset levels

Gold Fund                  1.00%              0 to $50 million
                           0.875%             $50 million to $75 million
                           0.75%              $75 million to $100 million
                           0.625%             $100 million to $150 million
                           0.50%              $150 million to $250 million
                           0.375%             Over $250 million

Equity Fund                1.00%              0 to $50 million
                           0.875%             $50 million to $75 million
                           0.75%              $75 million to $100 million
                           0.625%             $100 million to $150 million
                           0.50%              $150 million to $250 million
                           0.375%             Over $250 million

Pursuant to the sub-advisory agreement applicable to the Income Fund, PIA paid Camborne a fee computed daily and payable monthly, at an annual rate of 0.20% of the Income Fund's average daily net assets.

               Under  the  investment  advisory  agreements  applicable  to  the
Monterey Investors Funds, the investment adviser thereto is responsible for reimbursing the applicable Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

     Fund                                      Expense Limitation
     ----                                      ------------------

Income Fund                                             1.10%

Gold Fund                                               2.44%

Equity Fund                                            1.80%*

----------------
*For the fiscal years ending November 30, 1997 and 1998 the applicable expense limitations were 2.43% and 2.25%, respectively.

Pursuant to the sub-advisory agreement applicable to the Income Fund, Camborne was required to reimburse PIA if PIA was required to make reimbursements to the Income Fund.

               As a result of expense limitations, all (except where indicated) investment advisory, sub-advisory and management fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:

                                                                                         Reimbursements in
                     Fiscal Year                                                           Addition to Fee
 Fund                   End          Total Fees        Fees Waived     Fees Retained          Waivers
 ----                   ---          ----------        -----------     -------------          -------

 Income Fund           1999            $ 3,523           $ 3,523             $0               $43,878
                       1998            $ 4,406           $ 4,406             $0               $35,547
                       1997            $ 3,896           $ 3,896             $0               $53,280

 Gold Fund             1999            $96,569           $56,323          $40,246               $0
                       1998            $57,341           $50,546          $ 6,795               $0
                       1997            $17,249           $17,249             $0               $40,332

 Equity Fund           1999            $17,319           $17,319             $0               $44,245
                       1998            $33,406           $33,406             $0               $ 2,346
                       1997            $14,391           $14,391             $0               $47,468

All reimbursements made with respect to the Income Fund and the Equity Fund were made by PIA. All reimbursements made with respect to the Gold Fund were made by OCM. Camborne reimbursed PIA for the reimbursements PIA made to the Income Fund.

               Each investment advisory agreement and the sub-advisory agreement provides that the investment adviser or the sub-adviser, as the case may be, shall not be liable to the Fund in question for any error of judgment by the investment adviser or the sub-adviser or for any loss sustained by that Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

               American Data Services, Inc., a corporation organized under the laws of the State of New York (the "Administrator"), administers the day to day operations of each Fund and serves as fund accountant to each Fund, subject to the overall supervision of the Trust's Board of Trustees. The Administrator maintains each Fund's books and records, other than those records maintained by the Fund's custodian, oversees the Trust's insurance relationships, participates in the preparation of tax returns, proxy statements and reports, prepares documents necessary for the maintenance of the Trust's registration with the various states, responds or oversees the response to communications from shareholders and broker-dealers, oversees relationships between the Trust and its custodian and calculates each Fund's net asset value. For its services as administrator and fund accountant, the Administrator is paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

               During the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Administrator received the following fees from the Monterey Investors Funds for administration and fund accounting services:

Fund                     1997                 1998                 1999
----                     ----                 ----                 ----
Income Fund             $15,585              $14,473              $21,854
Gold Fund               $16,848              $19,300              $16,492
Equity Fund             $16,848              $15,210              $16,738

Portfolio Transactions and Brokerage
------------------------------------

               Under each of the investment advisory agreements applicable to the Monterey Investors Funds, the investment adviser thereto is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the investment advisers are subject to the control of the Trust's Board of Trustees, as are all of the activities of the investment advisers under the investment advisory agreements.) The primary consideration of the investment advisers in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of each of the Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the investment adviser may make purchases of underwritten issues for a Fund at prices which include underwriting fees.

               In selecting a broker-dealer to execute each particular transaction, the investment adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the investment adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the investment adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Trust or other accounts for which the investment adviser has investment discretion. The investment advisers are further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the investment advisers or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the investment adviser shall determine and the investment adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The investment advisers are authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

               The investment advisory agreements permit the investment advisers to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if they reasonably believe the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

               The Income Fund did not pay any brokerage commissions during the three fiscal years ended November 30, 1999.

               During the fiscal years ended November 30, 1997, 1998 and 1999 the Gold Fund and the Equity Fund paid brokerage commissions as follows:

                                                 Gold Fund
                                                                      1997          1998           1999
                                                                      ----          ----           ----
Commissions Paid to Distributor                                         $120            $0             $0

Total Commissions Paid                                                $8,709       $34,868        $27,128

% Paid to Distributor                                                  1.38%           N/A            N/A

Total Dollar Amount of Transactions on which Commissions
Were Paid to Distributor                                             $64,125            $0             $0

Total Dollar Amount of Transactions on Which
Commissions Were Paid                                             $1,385,499    $5,663,990     $4,851,276

% of Transactions Involving Commission Payments to
Distributor                                                            4.63%           N/A            N/A

                                                Equity Fund
                                                                      1997          1998           1999
                                                                      ----          ----           ----
Commissions  Paid to Distributor                                          $0            $0             $0

Total  Commissions Paid                                               $7,782       $13,624        $10,937

% Paid to Distributor                                                    N/A           N/A           N/A

Total Dollar Amount of Transactions on which Commissions
  Were Paid to Distributor                                                $0            $0             $0

Total  Dollar  Amount of Transactions on Which
Commissions Were Paid                                             $3,445,213    $7,821,226     $4,452,144

% of Transactions Involving Commission Payments to
Distributor                                                              N/A           N/A            N/A


All of the brokers to whom commissions were paid (other than the Distributor) provided research services to the Fund's investment advisers. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan
------------------

               The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

               The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified
Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified
Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

               The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, 0.35% of the daily net assets of the Income Fund, 0.99% of the daily net assets of the Gold Fund and 0.25% of the daily net assets of the Equity Fund; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or one or more of PIA or OCM shall bear any Permitted Payments beyond such limits.

               The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.35% of the daily net assets of the Income Fund, 0.99% of the daily net assets of the Gold Fund, and 0.25% of the daily net assets of the Equity Fund and either the Distributor or one or more of PIA or OCM shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

               The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders;
(iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

               The Plan also states that it is recognized that the costs of distribution of the shares of the Monterey Investors Funds are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portions of sales charges on shares of the Monterey Investors Funds retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of PIA and OCM are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by a Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including Trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

               The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

               The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Income Fund, the Gold Fund and the Equity Fund during the fiscal year ended November 30, 1999 were as set forth below:

                          Payments to Qualified     Reimbursements of Expenses
                                Recipients            Incurred by Distributor
                           (Permitted Payments)        (Permitted Expenses)
                          ---------------------     --------------------------
Income Fund                        $531                        $350

Gold Fund                        $73,636                      $21,967

Equity Fund                       $4,108                       $222

-----------------
* Includes $18,000 the Distributor paid to a third-party broker-dealer for expenses it incurred.

               The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

                                 NET ASSET VALUE

               The net asset value of each of the Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

               Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. Each Fund's offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, each Fund's principal underwriter.

               In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the investment advisers under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

               When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

               The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

               Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

               Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

               Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the

Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

               Selected Dealer Reallowances. The Distributor will reallow to Selected Dealers a portion of the front-end sales load in accordance with the following schedule:

                           Sales Load as a Percentage of       Reallowance to
Amount of Purchase               Offering Price               Selected Dealers
------------------               --------------               ----------------

Less than $100,000                   4.50%                      4.00%
$100,000 to $249,999                 3.00%                      2.75%
$250,000 to $499,999                 2.50%                      2.25%
$500,000 to $999,999                 2.00%                      1.75%
$1,000,000 or more                    0%                         0%

               Right of  Accumulation.  A reduced  sales  charge  applies to any purchase of shares of any of the Income Fund, the Gold Fund or the Equity Fund that is purchased with a sales charge where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (i) the dollar amount of the then current purchase of shares of a Fund; and (ii) the value (based on current net asset value) of previously purchased and beneficially owned shares of any of the Funds on which a sales charge had been paid.

               Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Income Fund, the Gold Fund or the Equity Fund. All shares of any of these Funds previously purchased and still owned are also included in determining the applicable reduction.

               A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Funds over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

               The Statement of Intent does not obligate the investor to purchase, nor the Funds to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of a Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

               Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

               Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

               Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted

               Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Gold Fund, the Equity Fund and the Income Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

               Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

               Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

               For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

               Investments at Net Asset Value. The Trust permits investors to purchase shares of the Income Fund, the Gold Fund and the Equity Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Funds.

               The Income Fund, the Gold Fund and the Equity Fund may sell shares at net asset value to officers and Trustees of the Trust and certain other affiliated persons and members of their families as well as customers of PIA, Murphy, OCM and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

               Former shareholders of the Income Fund, the Gold Fund and the Equity Fund may also purchase shares of the Funds at net asset value up to an amount not exceeding their prior investment in all of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.

                                      TAXES

General
-------

               The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

               If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

               To reduce the risk that the Gold Fund's investments in gold, silver, platinum and palladium bullion may result in the Gold Fund's failure to satisfy the requirements of Subchapter M, OCM will endeavor to manage the Gold Fund's portfolio so that (i) less than 10% of the Gold Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Gold Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.

               Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since substantially all of the income of the Income Fund is derived from interest payments to it, none of the dividends of the Income Fund will qualify for the deduction.

               Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

               At November 30, 1999, the Gold Fund and the Income Fund had capital loss carryovers of approximately $2,766,000 and $41,000, respectively, which expire in varying amounts through 2003 and 2005, respectively.

               Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. A shareholder's basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

Rule 17a-7 Transactions
-----------------------

               The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the

Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

               If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

               With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

               The Equity Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter
"blended gain or loss") for determining the character of distributions. In addition, nonequity options held by the Equity Fund and futures contracts held by any Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option or futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

               The trading strategies of the Equity Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

               Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

               Each of the Funds may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Gold Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Gold Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Gold Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Gold Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Gold Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

               If the pass through election described above is made, the source of the Gold Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Gold Fund.

               The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Gold Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

               Each shareholder will be notified within 60 days after the close of the Gold Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Gold Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Gold Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding
-------------------

               Federal law requires the Funds to withhold 31% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer

Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

               The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the Monterey Mutual Funds) each of which has separate assets and liabilities.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interest of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of Trustees from the separate voting requirements.

               Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

               The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

               Shares   of  the  Trust   when   issued   are   fully   paid  and
non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

               The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

               The Funds' custodian, Firstar Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. American Data Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

               The Trust's independent accountants, PricewaterhouseCoopers LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                                  SALES CHARGES

               During the three fiscal years ended November 30, 1999, the aggregate dollar amount of sales charges on the sales of shares of the Monterey Investors Funds and the amount retained by the Funds' distributor were as follows:

                                                                  Years Ended November 30
                                    ----------------------------------------------------------------------------

                                              1997                      1998                     1999
                                    ----------------------------------------------------------------------------

                                       Sales        Amount        Sales      Amount       Sales        Amount
               Fund                   Charge       Retained      Charge      Retained     Charge       Retained
               ----                   ------       --------      ------      --------     ------       --------
Income Fund                          $     0       $     0       $    2      $     0     $  3,870      $   350
Gold Fund                            $ 7,660       $ 2,241       $80,863     $ 8,686     $ 50,823      $ 5,333
Equity Fund                          $   945       $   212       $ 1,556     $   169     $    876      $    99

                         CALCULATION OF PERFORMANCE DATA

               From time to time each of the Funds may quote its average  annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formula the Funds use in calculating standardized return is described below.

               The Income Fund also may refer in advertising and promotional materials to its yield. The yield of the Income Fund shows the rate of income that it earns on its investments, expressed as a percentage of the offering price of the Fund's shares. The Income Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the offering price at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of the Income Fund may not equal the dividend income actually paid to investors or the income reported in the financial statements of the Income Fund. The formula the Income Fund uses in calculating yield is also set forth below.

               In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

               All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

               The standardized returns of each of the Funds is set forth below:

Income Fund

Average annual total return:
 for the one-year period ended November 30, 1999:                 -5.58%
 for the five-year period ended November 30, 1999:                 7.39%
 for the ten-year period ended November 30, 1999:                  4.88%

Gold Fund

Average annual total return:
 for the one-year period ended November 30, 1999:                 -8.91%
 for the five-year period ended November 30, 1999:                -5.00%
 for the ten-year period ended November 30, 1999:                -13.02%

Equity Fund

Average annual total return:
  for the one-year period ended November 30, 1999:                 7.03%
  for the five-year period ended November 30, 1999:               14.59%
  for the period April 1, 1992 - November 30, 1998:                5.49%

     Average total return is calculated according to the following formula:

                                   P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

               The Income Fund's yield for the one-month period ended November 30, 1999 was 5.49%. Yields will fluctuate as market conditions change. The yield of the Income Fund is calculated according to the following formula:

                                     [(a-b   )   ]
                           YIELD = 2 [-----+1)6-1]
                                     [ cd    )   ]

               Where:    a =    dividends and interest earned during the period.

                         b = expenses accrued for the period (net of reimbursements).

                         c =    the  average  daily  number of shares
                                outstanding during the period that were entitled to receive dividends.

                         d = the maximum offering price per share on the last day of the period.

               All of the foregoing information (total return and yield) reflect expense reimbursements made to the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

               The Income Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's) or by Moody's Investors Service, Inc. ("Moody's"). A brief description of the rating symbols and their meanings follows:

               Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

               A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

               A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

               A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

               Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

               Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

               Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Prosperous and resilient economies, high per capital incomes.

          Low fiscal deficits and government debt, low inflation

          Low external debt.

AA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Tightly integrated into global trade and financial system.

          Differ from AAAs only to a small degree because:

                    - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

                    - More variable fiscal deficits, government debt and inflation.

                    -         Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

          Established trend of integration into global trade and financial system.

          Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          Usually rapid growth in output and per capita incomes.

          Manageable through variable fiscal deficits, government debt and inflation.

          Usually low but variable debt.

BBB Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

          Integration into global trade and financial system growing but untested.

          Economies less prosperous and often more vulnerable to adverse external influences.

          Variable to high fiscal deficits, government debt and inflation.

          High and variable external debt.

                            MOODY'S RATINGS FOR BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rate Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               In the case of sovereign, subnational and sovereign related issuers, the Income Fund uses the rating service's foreign currency or domestic (local) currency rating depending upon how a security in its portfolio is denominated. In the case where the Income Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, the Income Fund will use the foreign currency rating for the issuer; in the case where the Income Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, the Income Fund will treat the security as being unrated.

                              MONTEREY MUTUAL FUND


            Statement of Additional Information dated March 31, 2000


                         For the Murphy New World Funds

                  MURPHY NEW WORLD TECHNOLOGY FUND
                  MURPHY NEW WORLD BIOTECHNOLOGY FUND
                  MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND


        This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 31, 2000 of Monterey Mutual Fund (the "Trust") relating to the Murphy New World Funds. The Murphy New World Funds are the Murphy New World Technology Fund (the "Technology Fund"), the Murphy New World Biotechnology Fund (the "Biotechnology Fund") and the Murphy New World Technology Convertibles Fund (the "Convertibles Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

        The following financial statements are incorporated by reference to the Annual Report, dated November 30, 1999, of Monterey Mutual Fund (File No. 811-4010) as filed with the Securities and Exchange Commission on January 28, 2000.

                  Schedule of Investments
                           Murphy New World Technology Fund
                           Murphy New World Biotechnology Fund
                           Murphy New World Technology Convertibles Fund
                  Statements of Assets and Liabilities
                  Statements of Operations
                  Statements of Changes in Net Assets
                  Notes to Financial Statements
                  Financial Highlights

                  Report of Independent Accountants


        Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 669-1156.

                                TABLE OF CONTENTS

                                                                Page

FUND HISTORY AND CLASSIFICATION                                  4

     Investment Restrictions                                     4

     Illiquid Securities                                         6

     Leverage 6

     Lending Portfolio Securities                                7

     Hedging Instruments                                         7

     Options on Securities                                       8

     Stock Index Options                                         9

     Stock Index Futures and Debt Futures                       10

     Options on Stock Index Futures
      and Debt Futures                                          11

     Possible CFTC Limitations on Portfolio
      and Hedging Strategies                                    11

     Special Risks of Hedging Strategies                        12

     Limitations on Options and Futures                         12

     Short Sales                                                12

     Temporary Investments                                      13

     Warrants 13

     High Yield Convertible Securities                          14

     Depository Receipts                                        15

     Foreign Securities                                         16

     Portfolio Turnover                                         19

MANAGEMENT                                                      19

     The Adviser and the Administrator                          23

     Portfolio Transactions and Brokerage                       25

     Distribution Plan                                          27

NET ASSET VALUE                                                 30

SHAREHOLDER SERVICES                                            32

TAXES                                                           33

     General                                                    33

     Rule 17a-7 Transactions                                    34

     Taxation of Hedging Instruments                            34

     Foreign Taxes                                              35

     Back-up Withholding                                        36

GENERAL INFORMATION                                             36

SALES CHARGES                                                   37

CALCULATION OF PERFORMANCE DATA                                 38

DESCRIPTION OF SECURITIES RATINGS                               39

                         FUND HISTORY AND CLASSIFICATION


        Monterey Mutual Fund (the "Trust") is an open-end management investment company consisting of nine separate portfolios. This Statement of Additional Information provides information on three of the portfolios, the Murphy New World Funds. None of the Murphy New World Funds is diversified. Monterey Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Prior to December 27,1996 the Trust was known as "Monitrend Mutual Fund." The Technology Fund was called the "Monitrend Technology Fund" prior to December 13, 1996. The Biotechnology Fund was called the "Monitrend Gaming & Leisure Fund" prior to December 20, 1996. The Convertibles Fund was called the "Monitrend Growth & Income Fund" from December 2, 1994 through December 31, 1996.


Investment Restrictions

        The Trust has adopted the following restrictions applicable to the Murphy New World Funds as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

        Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Funds may be invested without regard to this restriction.

        No Fund may:

        1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

        2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

        3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        4. Make investments for the purpose of exercising control or management.

        5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

        7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

        8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

        9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each of the Funds may borrow money as set forth in Investment Restriction No.
11).

        10. Make short sales of securities or maintain a short position except to the extent permitted by the 1940 Act.

        11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and each Fund may borrow for investment purposes on a secured or unsecured basis. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

        12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

        13. Participate on a joint or joint and several basis in any trading account in securities.

        14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Biotechnology Fund and the Convertibles Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

        15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

Illiquid Securities


        It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Funds' investment adviser, Murphy Investment Management, Inc. (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


Leverage

        From time to time each Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of the Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities

        Each of the Funds may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.


        The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. A Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Funds to terminate the loan and thus reacquire the loaned securities on three days notice.


        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments


        Each of the Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Funds may use are discussed below.

Options on Securities


        An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.


        One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.


        Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

        To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. All call options written by the Funds must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; or (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

        When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

        Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.


        The Convertibles Fund may write put options. When it does, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Convertibles Fund must be "covered." For a put to be "covered", the Convertibles Fund must maintain cash or liquid securities equal to the option price.

Stock Index Options

        Options on stock indices are based on the same principles as options on securities, described above. The main difference is that the underlying instrument is a stock index, rather than an individual security. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

        A variety of index options are currently available, and proposals for several more are pending. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others, particularly the newer options, involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge a Fund's portfolio, the investment adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Fund's portfolio.

        In addition to the risks of options generally and the risk of imperfect correlation, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Fund's portfolio may decline between the time that a call written by that Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If a Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Fund exercises the option and the market closing. All calls on stock indices written by the Funds must be covered as must puts on stock indices written by the Convertibles Fund.

Stock Index Futures and Debt Futures

        Each of the Funds may invest in futures contracts on stock indices ("Stock Index Futures") and options on Stock Index Futures. The Convertibles Fund, but not the Technology Fund or the Biotechnology Fund, may invest in futures contracts and debt securities ("Debt Futures") or options on Debt Futures.


        A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market -- a futures exchange -- that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.


        To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.


        One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.


        It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.


Options on Stock Index Futures and Debt Futures

        Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

        The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies

        The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

Special Risks of Hedging Strategies


        Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.


Limitations on Options and Futures

        Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Short Sales


        Each Fund may seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. No more than 25% of the value of a Fund's net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) otherwise maintained to cover the Fund's short positions.


Temporary Investments

        Each Fund may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.


        The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

        Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.


Warrants

        Each of the Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price for a specified period of time. Like options, warrants involve certain risks, including the chance that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. Warrants also involve the risk that the effective price paid for the warrant when added to the subscription price of the related security may be greater than the value of the subscribed security's market price. To manage risk, no more than 5% of each Fund's net assets, valued at the time of investment, will be invested in warrants.

High Yield Convertible Securities

        The Technology Fund and the Biotechnology Fund may invest in convertible securities when the Adviser believes the underlying common stock is a suitable investment for the Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. The Convertibles Fund primarily will invest in convertible securities.


        High yield, high risk, lower-rated convertible securities are commonly known as "junk bonds." Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have a greater risk of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of "junk bonds" must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.


        The  market  for  high  yield  convertible   securities  is  subject  to
substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced. From 1989 to 1991, the percentage of high yield securities that defaulted rose significantly above prior default levels. The default rate has decreased subsequently.

        The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield convertible securities and a Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than the market prices of securities which pay interest periodically and in cash.


        The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield convertible securities or dispose of them. To the extent a Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.


        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that a Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than would be the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.


Depository Receipts

        Each of the Funds may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs.

        In addition to ADRs, each of the Funds may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities

        Each Fund may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

        An investment may be affected by changes in currency rates and in exchange control regulations, and the Funds may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

        Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

        Most  foreign  securities  owned  by  the  Funds  are  held  by  foreign subcustodians that satisfy certain eligibility  requirements.  However,  foreign
subcustodian   arrangements  are
significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

        Each Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments and the availability to a Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

        To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

        When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency ("position hedging") The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

        At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

        If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

        Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover


        See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year. Such a variance was evidenced during the most recent three fiscal years where portfolio turnover for the Technology Fund and the Biotechnology Fund was substantially higher during the fiscal years ended November 30, 1999 and November 30, 1998 than in the fiscal year ended November 30, 1997. Portfolio turnover was higher during the fiscal years ended November 30, 1999 and November 30, 1998 than in the earlier fiscal year because the markets were more volatile in such years prompting the Adviser to engage in more trading. Portfolio turnover was higher for the Convertibles Fund during the fiscal year ended
November 30, 1999 than the prior fiscal years because the Adviser engaged in more trading due to rising interest rates.


                                   MANAGEMENT

        The Trustees and officers of the Trust are:

                                                              Principal occupations
 Name and Address              Age   Position with Fund       during past five years
 ----------------              ---   ------------------       ----------------------
 Joseph Lloyd McAdams, Jr.*    54    Chairman and Trustee     Chairman of Pacific Income Advisers,
 1299 Ocean Avenue                                            Inc.; Chairman, Chief Executive Officer
 Suite 210                                                    and President of Syndicated Capital, Inc.
 Santa Monica, CA 90401                                       Since  March 1998,  Mr. McAdams has been
                                                              Chairman of the Board, President and
                                                              Chief  Executive Officer of Anworth
                                                              Mortgage Asset Corporation, a real estate
                                                              investment trust.

 John Michael Murphy*          58    Trustee                  President of Murphy Investment Management,
 2830 North Cabrillo Highway                                  Inc; President of Murenove, Inc., a
 Half Moon Bay, CA  94019                                     newsletter publisher.

 Ann Louise Marinaccio         60    Trustee                  Sales  associate for Saks Fifth Avenue,
 1 Norwood Road                                               Short Hills, NJ.
 Springfield, NJ  07081

---------------
*  "Interested" trustee, as defined in the 1940 Act.


                                      B-19

                                                              Principal occupations
 Name and Address              Age   Position with Fund       during past five years
 ----------------              ---   ------------------       ----------------------
 Robert I. Weisberg            53    Trustee                  President of Fremont Medical Financial
 612 Ridge Road                                               Services, Inc. and Executive Vice
 Tiburon, CA  94920                                           President of Fremont Financial
                                                              Corporation, Santa Monica, California
                                                              since January 1, 1996; President of
                                                              Pro-Care Financial Group, Inc., Larkspur,
                                                              California from 1994-1995; President of
                                                              Towers Financial Corporation, New York,
                                                              New York, 1993-1994; President of Fleet
                                                              Credit Corporation, Providence, Rhode
                                                              Island, 1985-1993.

 Beatrice P. Felix             41    Trustee                  Real estate sales agent for Roland Land
 1011 4th Street, #218                                        Realty since 1994; real estate sales
 Santa Monica, CA  90403                                      agent for Prudential Realty from
                                                              1991-1994.

 Heather U. Baines             58    President and Treasurer  President and Chief Executive Officer
 1299 Ocean Avenue                                            of Pacific Income Advisers, Inc.
 Suite 210                                                    Since March, 1998 Ms. Baines has been
 Santa Monica, CA 90401                                       Executive Vice President of Anworth
                                                              Mortgage Asset Corporation.


 Pamela J. Watson              45    Vice President           Vice President of Pacific Income
 504 Larsson Street                                           Advisers, Inc. since 1997; Chief
 Manhattan Beach, CA  90266                                   Financial Officer, Kleinwort Benson
                                                              Capital Management, Inc. from 1991 to
                                                              1996.  Since March, 1998 Ms. Watson
                                                              has been Executive Vice  President,
                                                              Chief Financial Officer, Treasurer and
                                                              Secretary of Anworth Mortgage Asset
                                                              Corporation.

 Chris Crawshaw                33    Vice President           Vice President of Pacific Income
 1299 Ocean Avenue                                            Advisers, Inc. since 1997; Investment
 Suite 210                                                    Consultant with Canterbury Consulting
 Santa Monica, CA  90401                                      from 1995-1997; Investment Consultant
                                                              with Marquette Associates from
                                                              1989-1995.

 Kathie Hilton                 52    Secretary                Administrative Assistant for Pacific
 1922 Ocean Avenue                                            Income Advisers, Inc. since 1994.
 Suite 210
 Santa Monica, CA  90401


      During the fiscal year ended November 30, 1999, the Trust paid its Trustees who are not affiliated with any of the investment advisers to any of the Monterey Mutual Funds or the Distributor fees aggregating $11,500. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                            Pension &
                                                            Retirement                              Total
                                                             Benefits                           Compensation
                                           Aggregate        Accrued as     Estimated Annual      from Trust
                                         Compensation     Part of Fund       Benefits upon        Paid to
 Name of Person, Position                 from Trust         Expenses         Retirement          Trustees
 ------------------------                 ----------         --------         ----------          --------
 Joseph Lloyd McAdams, Jr.,                    0                0                  0                  0
 Chairman and Trustee
 Ann Louise Marinaccio, Trustee             $3,500              0                  0               $3,500
 John Michael Murphy, Trustee                  0                0                  0                  0
 Robert I. Weisberg, Trustee                $4,000              0                  0               $4,000
 Beatrice Felix, Trustee                    $4,000              0                  0               $4,000

      The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


      Set forth below are the names and addresses of all holders of shares of the Murphy New World Funds who as of February 29, 2000 beneficially owned more than 5% of a Fund's then outstanding shares.

                                 Technology Fund
         Name and Address of
          Beneficial Owner             Number of Shares      Percent of Class
          ----------------             ----------------      ----------------

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California  94104                 42,495               27.14%

Murenove, Inc.
P.O. Box 308
Half Moon Bay, California  94019                 24,389               15.58%

Fund Nominees Limited
P.O. Box 328
St. Peter Port
Guernsey GY1 4AX                                 11,853                7.57%

National Investor Services Corp.
55 Water Street
New York, New York  10041                         9,866                6.30%

                               Biotechnology Fund
         Name and Address of
          Beneficial Owner             Number of Shares      Percent of Class
          ----------------             ----------------      ----------------

Gentleness, Ltd.
Lyford Cay
P.O. Box N-7776
Nassau, Bahamas                                 278,410               33.52%
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California  94104                180,842               21.77%
National Investor Services Corp.
55 Water Street
New York, New York  10041                        88,196               10.62%

                                Convertibles Fund
         Name and Address of
          Beneficial Owner             Number of Shares      Percent of Class
          ----------------             ----------------      ----------------

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California  94104                  3,812                6.97%

Emmett A. Larkin Company Inc.
100 Bush Street
Suite 1000
San Francisco, California  94104                  3,316                6.06%

Emil Wasil
14761 Indian Creek Trail
Middlebury Heights, Ohio  44130                   3,113                5.69%


No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any of the Murphy New World Funds. Gentleness, Ltd. "controls" (as that term is defined in the 1940 Act) the Biotechnology Fund, but does not control the Trust. The shares owned by Charles Schwab & Co., Inc., Fund Nominees Limited and National Investor Services Corp. are owned of record only.

      All trustees and officers of the Trust as a group beneficially own the following securities of the Murphy New World Funds as of February 29, 2000:


Name of Fund                          Number of Shares       Percent of Class
------------                          ----------------       ----------------

Technology Fund                            24,389*                15.58%
Biotechnology Fund                         13,357*                 1.61%
Convertibles Fund                          2,061*                  3.77%


--------------------
* Consists solely of shares owned by Murenove, Inc. which is controlled by John Michael Murphy.

The Adviser and the Administrator

      Murphy Investment Management, Inc. (formerly known as Negative Beta Associates, Inc.) (the "Adviser") is the investment adviser to the Biotechnology Fund, the Technology Fund and the Convertibles Fund. John Michael Murphy and Ms. Gaye Elizabeth Morgenthaler own all of the outstanding stock of the Adviser. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was the investment adviser to the Technology Fund and the Adviser was sub-adviser to the Technology Fund. Prior to December 20, 1996, MIMI was investment adviser to the Biotechnology Fund. Prior to December 31, 1996, MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and MIMI was sub-adviser to the Convertibles Fund.

      Under the investment advisory agreements applicable to the Murphy New World Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:

      Fund                 Fee Rate               Average Daily Net Assets
      ----                 --------               ------------------------
Technology Fund             1.00%                  All asset levels
Biotechnology Fund          1.00%                  All asset levels
Convertibles Fund           0.625%                 0 to $150 million
                            0.50%                  $150 million to $250 million
                            0.375%                 Over $250 million

      Under the investment advisory agreements applicable to the Murphy New World Funds, the Adviser is responsible for reimbursing each Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

             Fund                                      Expense Limitation
             ----                                      ------------------
Technology Fund                                              1.99%*
Biotechnology Fund                                           1.99%*
Convertibles Fund                                            1.99%*
-----------------
* Prior to December 1, 1998 the applicable expense limitation for each of the Funds was 2.44%.

      As a result of expense limitations, all investment advisory fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:

                                                           Reimbursements in
Fund                  Fiscal Year End   Fees Waived*   Addition to Fee Waivers*
----                  ---------------   ------------   ------------------------
Technology Fund            1999           $14,913              $46,427
                           1998           $12,250              $45,300
                           1997           $12,512              $58,801
Biotechnology Fund         1999           $42,054              $11,644
                           1998           $34,450              $12,118
                           1997           $11,584              $57,882
Convertibles Fund          1999           $ 8,417              $57,302
                           1998            $8,227              $50,557
                           1997           $ 9,617              $57,525
-----------------
* Prior to December 1, 1998 the applicable expense limitation for each of the Funds was 2.44%.

      Each Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund in question for any error of judgment by the Adviser or for any loss sustained by that Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      American Data Services, Inc., a corporation organized under the laws of the State of New York (the "Administrator"), administers the day to day operations of each Fund and serves as fund accountant to each Fund, subject to the overall supervision of the Trust's Board of Trustees. The Administrator maintains each Fund's books and records, other than those records maintained by the Fund's custodian, oversees the Trust's insurance relationships, participates in the preparation of tax returns, proxy statements and reports, prepares documents necessary for the maintenance of the Trust's registration with the various states, responds or oversees the response to communications from shareholders and broker-dealers, oversees relationships between the Trust and its custodian and calculates each Fund's net asset value. For its services as administrator and fund accountant, the Administrator is paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

      During the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Administrator received the following fees from the Murphy New World Funds for administration and fund accounting services:

Fund                        1997                 1998                 1999
----                        ----                 ----                 ----
Technology Fund            $16,418              $19,920              $16,028
Biotechnology Fund         $16,963              $18,368              $18,167
Convertibles Fund          $18,081              $18,472              $17,679

Portfolio Transactions and Brokerage

      Under each Fund's investment advisory agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of each of the Murphy New World Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for a Fund at prices which include underwriting fees.

      In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

      The investment advisory agreements permit the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.


      During the fiscal years ended November 30, 1997, 1998 and 1999 the Funds paid brokerage commissions as follows:

                                 Technology Fund

                                              1997         1998           1999
                                              ----         ----           ----
Commissions Paid to Distributor               $198          $0             $0
Total Commissions Paid                       $4,286       $3,775         $8,480
% Paid to Distributor                         4.62%        N/A             N/A
Total Dollar Amount of Transactions
 on which Commissions
 Were Paid to Distributor                   $80,016        $0             $0
Total Dollar Amount of Transactions
 on Which Commissions Were Paid            $903,285    $1,089,484     $4,587,594
% of Transactions Involving
 Commission Payments to Distributor           8.86%        N/A             N/A


                               Biotechnology Fund

                                              1997         1998           1999
                                              ----         ----           ----
Commissions Paid to Distributor                $0           $0             $0
Total Commissions Paid                       $4,424       $3,421         $6,571
% Paid to Distributor                          N/A         N/A             N/A
Total Dollar Amount of Transactions
 on which Commissions Were
 Paid to Distributor                           $0           $0             $0
Total Dollar Amount of Transactions
 on Which Commissions Were Paid            $1,177,748   $6,624,410   $14,005,701
% of Transactions Involving
 Commission Payments to Distributor            N/A         N/A             N/A

                                Convertibles Fund

                                              1997         1998           1999
                                              ----         ----           ----
Commissions Paid to Distributor               $152          $0             $0
Total Commissions Paid                       $4,286        $445          $2,355
% Paid to Distributor                         3.55%        N/A             N/A
Total Dollar Amount of Transactions
 on which Commissions Were Paid
 to Distributor                             $33,370        $0             $0
Total Dollar Amount of Transactions
 on Which Commissions Were Paid            $1,507,979    $120,541     $1,496,757
% of Transactions Involving
 Commission Payments to Distributor           2.21%        N/A             N/A


      All of the brokers to whom commissions were paid (other than the Distributor) provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional ideas and information assisting the Funds in the valuation of their investments.

Distribution Plan

      The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

      The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940
Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified
Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified
Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified

Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

      The Plan  authorizes the  Distributor  to make  Permitted  Payments to any
Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, 0.25% of the daily net assets of any of the Murphy New World Funds in that fiscal year; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.


      The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.25% of the daily net assets of any of the Murphy New World Funds in such year and either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.


      The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

      The Plan also states that it is recognized that the costs of distribution of the shares of the Murphy New World Funds are expected to exceed the sum of Permitted Payments and Permitted Expenses ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by a Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including Trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

      The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.


      The aggregate Permitted Payments and Permitted Expenses paid or accrued by each of the Technology Fund, the Biotechnology Fund and the Convertibles Fund during the fiscal year ended November 30, 1999 were as set forth below:


                                                                 Reimbursement of Expenses Incurred
                           Payments to Qualified Recipients                by Distributor
                                 (Permitted Payments)                   (Permitted Expenses)

   Technology Fund                      $ 3,626                                 $ 92

   Biotechnology Fund                   $10,466                                 $305

   Convertibles Fund                    $ 2,559                                 $755

      The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under
(i) above.


                                 NET ASSET VALUE

      The net asset value of each of the Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

      In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

      When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

      The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

      Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

      Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, even if material, will not be reflected in such net asset value.

      Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange

Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

      Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the net asset value. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

      Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.

      Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

      Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

      For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                      TAXES

General


      The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.


      If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.


      Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.


      Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


      At November 30, 1999 the Convertibles Fund had accumulated capital loss carryovers of approximately $122,000, which expire in varying amounts through 2002, 2005 and 2006.

      Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

      The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

      If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

      With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the stock or futures contract so acquired.


      A Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options and futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses.

      The trading strategies of a Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

      Each Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

      Each of the Funds may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

      If the pass through election described above is made, the source of a Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

      The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

      Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding

      Federal law requires the Funds to withhold 31% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights.

      If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the Monterey Mutual Funds) each of which has separate assets and liabilities.

      Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interest of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of Trustees from the separate voting requirements.

      Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

      The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

      Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


      The Funds' custodian, Firstar Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. American Data Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

      The Trust's independent accountants, PricewaterhouseCoopers LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.


                                  SALES CHARGES


      (A sales charge was imposed on the sale of shares of the Murphy New World Funds for part of the fiscal year ended November 30, 1997.) During the three fiscal years ended November 30, 1999, the aggregate dollar amount of sales charges on the sales of shares of the Murphy New World Funds and the amount retained by the Funds' distributor were as follows:

                                                      Years Ended November 30
                             --------------------------------------------------------------------------
                                       1997                     1998                     1999
                             ----------- ------------- ------------ ----------- ----------- -----------

                               Sales        Amount        Sales       Amount      Sales       Amount
               Fund            Charge      Retained      Charge      Retained     Charge     Retained
               ----            ------      --------      ------      --------     ------     --------
Technology Fund               $     373    $    40         N/A         N/A         N/A         N/A
Biotechnology Fund            $     691    $    75         N/A         N/A         N/A         N/A
Convertibles Fund             $      90    $    10         N/A         N/A         N/A         N/A

                         CALCULATION OF PERFORMANCE DATA

      From time to time each of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formula the Funds use in calculating standardized return is described below.

      In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

      All  data  included  in  performance   advertisements  will  reflect  past
performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

      The standardized returns of each of the Funds is set forth below:


Technology Fund

Average annual total return:
 for the one-year period ended November 30, 1999:                81.87%
 for the five-year period ended November 30, 1999:               14.96%
 for the period October 20, 1993 - November 30, 1999:            11.38%

Biotechnology Fund

Average annual total return:
 for the one-year period ended November 30, 1999:                18.94%
 for the five-year period ended November 30, 1999:                4.46%
 for the period October 20, 1993 - November 30, 1999:            -0.84%

Convertibles Fund

Average annual total return:
  for the one-year period ended November 30, 1999:               37.16%
  for the five-year period ended November 30, 1999:              13.21%
  for the ten-year period ended November 30, 1999:                5.38%

      Average total return is calculated according to the following formula:

                                        n
                                  P(1+T) =ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (none) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share. The foregoing information reflects expense reimbursements made to the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

      Each of the Funds may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's) or by Moody's Investors Service, Inc. ("Moody's"). A brief description of the rating symbols and their meanings follows:

      Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

      A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

      Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,        Debt rated "BB,"  "B,",  "CCC," "CC" and "C" is regarded as having
CCC.          predominantly speculative characteristics with respect to capacity
CC, C         to pay  interest and repay  principal.  "BB"  indicates  the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" or "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CC" or "CC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                           MOODY'S RATINGS FOR BONDS

Aaa           Bonds  which are rated Aaa are  judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rate Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba            Bonds which are rated Ba are judged to have speculative  elements;
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca            Bonds  which  are  rated  Ca  represent   obligations   which  are
              speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

          (a)    Declaration of Trust with amendments(3)

          (b)    By-laws(3)

          (c)    Not applicable

          (d)    (i)    Investment Advisory Agreement (Short-Term Government
                        Fund)(3)

                 (ii)   Investment Advisory Agreement (Global Bond Fund)(2)
                 (iii)  Investment Advisory Agreement (Gold Fund)(2)
                 (iv)   Investment Advisory Agreement (Biotechnology Fund)(2)
                 (v)    Investment Advisory Agreement (Technology Fund)(2)
                 (vi)   Investment Advisory Agreement (Convertibles Fund)(2)
                 (vii)  Investment Advisory Agreement (Equity Fund)(2)
                 (viii) Investment Advisory Agreement (Income Fund)(2)
                 (ix)   Investment Advisory Agreement (Total Return Bond

                                    Fund)(4)

          (e) Distribution Agreement, Distribution Plan Agreement and Sales Agreement(1)

          (f)    Not applicable

          (g)    Custody Agreement(3)

          (h)    (i)    Administrative Service Agreement(3)

                 (ii)   Fund Accounting Service Agreement(3)

                 (iii)  Transfer Agency and Service Agreement (3)

          (i)    Opinion and Consent of Foley & Lardner


          (j)    (i)    Consent of McGladrey & Pullen, LLP

                 (ii)   Consent of PricewaterhouseCoopers LLP


          (k)    Not applicable

          (l)    Investment letters(3)

          (m)    Revised Distribution Plan(3)

          (n)     None

          (p)    (i)    Code of Ethics of Monterey Mutual Fund

                 (ii)   Code of Ethics of Pacific Income Advisers, Inc.

                 (iii)  Code of Ethics of Murphy Investment Management, Inc.

                 (iv)   Code of Ethics of Orrell and Company, Inc.


---------------------

     (1) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on May 31, 1996 and its accession number is 0000897069-96-000153.

     (2) Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 13, 1997 and its accession number is 0000897069-97-000006.

     (3) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 26 was filed on September 30, 1997 and its accession number is 0000897069-97-000401.

     (4) Previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 29 was filed on August 7, 1998 and its accession number is 0000897069-98-000403.

Item 24.  Persons Controlled by or under Common Control with the Fund


          As of February 29, 2000, Registrant did not control any person and was not under common control with any other person.


Item 25.  Indemnification

          Section 12 of Article SEVENTH of Registrant's Declaration of Trust, states as follows:

          "(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

          "(i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

          (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

          (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

          (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

          (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

          "(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct."


          "(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by
(i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons", as defined in the 1940 Act nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated."


          "(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or
(iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding."

          "(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act."

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser


          Pacific Income Advisers, Inc. ("PIA") is the investment adviser of Registrant's Short-Term Government, Equity, Income, Global Bond and Total Return Bond portfolios. Orrell and Company, Inc. ("Orrell") is the investment adviser to Registrant's Gold portfolio. Murphy Investment Management, Inc. ("Murphy") is the investment adviser to Registrant's Biotechnology, Technology and Convertibles portfolios. For information as to the business, profession, vocation or employment of a substantial nature of PIA, Orrell and Murphy, and their directors and officers, reference is made to Part B of the Registration Statement.


Item 27.  Principal Underwriters

          Syndicated Capital, Inc. is the distributor of the shares of the Registrant.

          (a)    Not applicable

          (b) The officers and directors of Syndicated Capital, Inc. are as follows:

---------------------------- -------------------------- ------------------------
             (1)                        (2)                        (3)
     Name and Principal      Positions and Offices with   Positions and Offices
      Business Address              Underwriter              with Registrant
---------------------------- -------------------------- ------------------------

Joseph Lloyd McAdams, Jr.            Chairman,                  Chairman
1299 Ocean Avenue Suite 210          CEO and                    and Trustee
Santa Monica, CA  90401              President


          (c)    Not applicable

Item 28.  Location of Accounts and Records

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by Registrant's Administrator and all other records will be maintained by the Custodian.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 17th day of March, 2000.


                                          Monterey Mutual Fund
                                          (Registrant)



                                          By:   /s/ Joseph Lloyd McAdams, Jr.
                                             -----------------------------------
                                                Joseph Lloyd McAdams, Jr.
                                                Chairman


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                           Title                    Date



/s/ Joseph Lloyd McAdams, Jr.         Principal Executive,       March 17, 2000
--------------------------------         Financial and
Joseph Lloyd McAdams, Jr.              Accounting Officer
                                          and Trustee


/s/ John Michael Murphy                     Trustee              March 17, 2000
--------------------------------
John Michael Murphy


                                            Trustee              March __, 2000
--------------------------------
Ann Louise Marinaccio

                                            Trustee             March __,  2000
--------------------------------
Robert I. Weisberg

/s/ Beatrice P. Felix                       Trustee              March 17, 2000
--------------------------------
Beatrice P. Felix

                                  EXHIBIT INDEX

       Exhibit No.                    Exhibit

          (a)          Declaration of Trust, with amendments*

          (b)          Registrant's By-Laws*

          (c)          Not applicable

          (d)  (i)     Investment Advisory Agreement*
                         (Short-Term Government Fund)

               (ii)    Investment Advisory Agreement*
                         (Global Bond Fund)

               (iii)   Investment Advisory Agreement*
                         (Gold Fund)

               (iv)    Investment Advisory Agreement*
                         (Biotechnology Fund)

               (v)     Investment Advisory Agreement*
                         (Technology Fund)

               (vi)    Investment Advisory Agreement*
                         (Convertibles Fund)

               (vii)   Investment Advisory Agreement*
                         (Equity Fund)

               (viii)  Investment Advisory Agreement*
                         (Income Fund)

               (ix)    Investment Advisory Agreement*
                         (Total Return Bond Fund)

          (e)          Distribution Agreement, Distribution  Plan Agreement and
                         Sales Agreement*

          (f)          Not applicable

          (g)          Custody Agreement*

          (h)  (i)     Administration Service Agreement*

               (ii)    Fund Accounting Service Agreement*

               (iii)   Transfer Agency and Service Agreement*

          (i)          Opinion and Consent of Counsel

          (j)  (i)     Consent of McGladrey & Pullen, LLP

               (ii)    Consent of PricewaterhouseCoopers LLP

          (k)          Not applicable

          (l)          Investment Letters*

          (m)          Revised Distribution Plan*

          (n)          None

          (p)  (i)     Code of Ethics of Monterey Mutual Fund

               (ii)    Code of Ethics of Pacific Income Advisers, Inc.

               (iii)   Code of Ethics of Murphy Investment Management, Inc.

               (iv)    Code of Ethics of Orrell and Company, Inc.

------------------------
        *Incorporated by reference